EXHIBIT 10.1

                       SUPPLY AND MANUFACTURING AGREEMENT
                                 BY AND BETWEEN
                               ABBOTT LABORATORIES
                                       AND
                         TRIANGLE PHARMACEUTICALS, INC.

      THIS AGREEMENT is made as of August 3, 1999, by and between Abbott Laboratories, an Illinois corporation having a principal place of business at 100 Abbott Park Road, Abbott Park, Illinois 60064 ("Abbott"), and Triangle Pharmaceuticals, Inc., a corporation organized under the laws of Delaware, having a principal place of business at 4 University Place, 4611 University Drive, Durham, North Carolina 27707 ("Triangle").

      WHEREAS, Triangle is developing and seeking regulatory approval for various proprietary drugs for the prevention and treatment of HIV, HBV and any other indications;

      WHEREAS, Triangle desires to collaborate with another pharmaceutical company with respect to the clinical development, manufacture, registration, distribution and marketing of such products throughout the world;

      WHEREAS, Abbott desires to collaborate with Triangle with respect to such products; and

      WHEREAS, Triangle desires to purchase from Abbott, and Abbott desires to supply Triangle's uncommitted requirements of Bulk Drug Substances (as defined below) and Finished Products (as defined below), subject to the terms and conditions set forth herein;

      WHEREAS, this Agreement applies to the U.S. Territory (as defined below) and the International Territory (as defined below);

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                             ARTICLE 1. DEFINITIONS

      In addition to the other terms defined elsewhere herein, the following terms and phrases shall have the following meanings when used in this Agreement (and any term defined in the singular shall have the same meaning when used in the singular shall have the same meaning when used in the plural and vice versa, unless stated otherwise). Any terms or phrases used in

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this Agreement and not defined herein shall have the same meanings ascribed to them in the Collaboration Agreement.

      1.1 "Abbott Patents" means (a) all of Abbott's rights in any patents conceived, developed or owned by or otherwise licensed to or controlled by Abbott *** , during the Term resulting from Abbott's or its Affiliates' work with a Compound or Product and which are practiced or used in the development, manufacture, use or sale of a Compound or Product and (b) all substitutions, extensions, divisionals, continuations, continuations-in-part, reissues, reexaminations, renewals, supplementary protection certificates or foreign counterparts of such patents and patent applications identified in sub-part (a).

      1.2 "Abbott Process Cost Improvements" means any cost reductions realized by Abbott in the manufacture of Product or intermediate resulting from the implementation of any process improvement that was funded solely by Abbott. If the Parties agree to jointly fund any process improvements, the Parties shall agree as to what portion of such cost reductions resulting from such improvements shall be considered an Abbott Process Cost Improvement pursuant to
Section 1.2 or a Triangle Process Cost Improvement pursuant to Section 1.52.

      1.3 "Abbott Technology" means all technical information, inventions, discoveries, trade secrets, information, experience, data, formulas, procedures, processes, know-how and results resulting from Abbott's or its Affiliates' or agents' work with a Compound or Product and which are used in the development, registration, manufacture, use or process development relating to the manufacture of the Compounds or Products and which are owned by or otherwise licensed to or controlled by Abbott *** during the Term.

      1.4 "Affiliate" means any corporation or non-corporate business entity which controls, is controlled by, or is under common control with a party. A corporation or non-corporate business entity shall be regarded in control of another corporation if it owns or directly or indirectly controls, at least forty percent (40%) of the voting stock of the other corporation or non-corporate business entity, or (a) in the absence of the ownership of at least forty percent (40%) of the voting stock of a corporation or (b) in the case of a non-corporate business entity, if it possesses, directly or indirectly, the power to direct or cause the direction of the management

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and policies of such corporation or non-corporate business entity, as applicable. For purposes of this Agreement, TAP Holdings Inc. and its subsidiaries, which comprise Abbott's joint venture with Takeda Chemical Industries Ltd., are not Affiliates of Abbott; provided that neither TAP Holdings, Inc. nor any of its subsidiaries may manufacture the Compounds or Products.

      1.5 "Bulk Drug Substance" means the bulk form of each Compound suitable for formulating into Finished Product.

      1.6 "Bulk Drug Substance Specifications" means the written specifications for each Bulk Drug Substance (including any raw materials or intermediates required to manufacture such Bulk Drug Substance), to be mutually agreed upon in good faith by the Parties hereto, giving due consideration to applicable regulatory requirements and, thereafter, attached hereto as Exhibit 1.6 as modified from time to time or as subsequently agreed to by the Parties.

      1.7 "cGMP" means the FDA's current good manufacturing practices, as specified in 21 CFR ss. 210 and the FDA's guidance documents applicable thereto, and all successor regulations and guidance documents thereto.

      1.8 "Collaboration Agreement" means the Collaboration Agreement, dated as of June 2, 1999 by and between Triangle and Abbott.

      1.9 "Compounds" means MKC-442, FTC, L-FMAU and DAPD, as well as any new compounds for which Abbott secures rights to manufacture pursuant to Section 2.5 of the Collaboration Agreement.

      1.10 "Confidential Information" means Confidential Information as defined in Section 12.1.

      1.11 "Contract Quarter" means for each Product, a period of three (3) consecutive calendar months commencing on the first day of each January, April, July and October.

      1.12 "Contract Year" means for each Product, a calendar year, except that the initial Contract Year shall commence on the first day of the month in which the initial Launch for such Product occurs in the Territories and shall end on the next December 31st.

      1.13 "Contractual Obligations" means any (a) existing contracts or agreements that Triangle has with any Third Party other than Abbott for the manufacture and/or supply of Bulk


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Drug Substance or Finished Product, as disclosed by Triangle on Exhibit 1.13 and
(b) any new contracts or agreements which are added to Exhibit 1.13 pursuant to the provisions of Section 3.3 and 3.5. Copies of all Contractual Obligations (including any subsequent amendments) listed on Exhibit 1.13 shall be provided to Abbott.

      1.14 "DAPD" means [b]-D-Dioxolanyl purines of the formula set forth in
Exhibit 1.16 of the Collaboration Agreement wherein R is OH, Cl, NH2, or H, and X is H, alkyl, acyl, monophosphate, diphosphate or triphosphate, including all 5' and N(6) cyclated and alkylated derivatives, salts, esters, racemic mixtures and purified enantiomers thereof. DAPD is exclusively licensed to Triangle by Emory University and the University of Georgia Research Foundation, Inc., pursuant to a License Agreement dated March 31, 1996 (the "DAPD License Agreement") for use in the prevention and treatment of HIV and HBV throughout the entire world.

      1.15 [Intentionally Omitted]

      1.16 "Development Project" means a project to design, adapt, improve, scale-up and validate the commercial manufacturing process for the manufacture of any Product.

      1.17 "Dollars" and "$" means United States Dollars.

      1.18 "Effective Date" shall mean the date upon which this Agreement becomes effective pursuant to the terms set forth in Section 16.1.

      1.19 "FDA" means the United States Food and Drug Administration or any successor entity thereto.

      1.20 "Field of Use" means the following: (i) for MKC-442, all pharmaceutical uses; (ii) for FTC and DAPD, the prevention and treatment of HIV and HBV; (iii) for L-FMAU, all human antiviral applications and uses; and (iv) any other uses for the Compounds to which Triangle obtains rights from the Triangle Licensors.

      1.21 "Finished Product" means any finished pharmaceutical formulation containing one or more of the Compounds as active ingredients and, unless otherwise mutually agreed between the Parties, shall also include (i) Primary Packaging to the extent that Triangle is supplying such finished pharmaceutical formulation to Abbott in its capacity as purchaser under


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the Collaboration Agreement ("Purchasing Abbott"), or (ii) both Primary
Packaging and Secondary Packaging to the extent that Abbott in its capacity as manufacturer of finished pharmaceutical product under this Agreement ("Manufacturing Abbott") is supplying such finished pharmaceutical formulation to Purchasing Abbott.

      1.22 "Finished Product Specifications" means the written specifications for each Finished Product (including any inactive ingredients used to manufacture such Finished Product), to be mutually agreed upon in good faith by the Parties hereto, giving due consideration to applicable regulatory requirements and, thereafter, attached hereto as Exhibit 1.22.

      1.23 "FTC" means (i) the (-) enantiomer with the chemical name:
(2R-cis)-4-amino-5-fluoro-1-[2-(hydroxymethyl)-1,
3-oxathiolan-5-yl]-2(1H)-pyrimidinone; (ii) any mixture of the enantiomer described in Subsection 1.23(i) and the (+) enantiomer with the chemical name:
(2S-cis)-4-amino-5-fluoro-1-[2-(hydroxymethyl0-1,
3-oxathiolan-5-yl]-2(1H)-pyrimidinone, in which the ratio of such *** equal to or greater than *** to ***; or (iii) any salts, esters and N alkylated derivatives of any of the foregoing. FTC is exclusively licensed to Triangle by Emory University pursuant to a License Agreement dated April 17, 1996, as amended on May 6, 1999 (the "FTC License Agreement") for use in the prevention and treatment of HIV and HBV throughout the world.

      1.24 "HIV" means the human immunodeficiency virus.

      1.25 "HBV" means the hepatitis B virus.

      1.26 "International Territory" means all areas of the world outside the U.S. Territory, except that the International Territory shall exclude Japan for MKC-442 and shall exclude Korea for L-FMAU.

      1.27 "Launch Date" means the date upon which the first commercial sale of Finished Product (as evidenced by the date of the invoice for such sale) occurs in the U.S. Territory.

      1.28 "Legal Requirements" means any and all federal, state, local, national, supranational laws, regulations, ordinances, orders and requirements applicable to the Parties and their Affiliates in performance of this Agreement, including without limitation, the Securities

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Exchange Act of 1934, as amended, and the Foreign Corrupt Practices Act, as well as such laws, regulations, ordinances, orders and requirements applicable to the sale, marketing, promotion, Detailing, and distribution of the Products, including without limitation, the following within the U.S. Territory: the Prescription Drug Marketing Act of 1987, the Federal Food, Drug and Cosmetic
Act, and all regulations and other requirements of the FDA.

      1.29 "L-FMAU" means the compound known as L-FMAU, with the chemical name *** thereof. L-FMAU is exclusively licensed to Triangle by Bukwang Pharm. Ind. Co., Ltd. Pursuant to a License Agreement dated February 27, 1998, as amended on April 1, 1999 (the "L-FMAU License Agreement") for all human antiviral applications and uses for the entire world, excluding Korea.

      1.30 "Losses" means any liabilities, costs, damages, judgments, settlements and other reasonable out-of-pocket expenses (including legal expenses).

      1.31 "MKC-442" means the compound known as MKC-442, with the chemical name 6-Benzyl-1-(ethoxymethyl)-5-isopropyl uracil, including any salts and esters thereof. MKC-442 is exclusively licensed to Triangle by Mitsubishi Chemical Corporation pursuant to a license dated June 17, 1997 (the "MKC-442 License Agreement") for use as a pharmaceutical product in the entire world excluding Japan.

      1.32 "NDA" means, in respect of each commercially launched Product, an approved New Drug Application filed by Triangle with the FDA and all subsequent submissions thereto.

      1.33 "Primary Packaging" means the manufacturing activities and packaging components which hold the drug product and are in direct contact with the product.

      1.34 "Product" means, in respect of a given Compound, any Bulk Drug Substance, Finished Product or both.

      1.35 "Product Patents" means (a) the patents and patent applications licensed to Triangle under the Triangle License Agreements; (b) any patents and patent applications owned by or otherwise licensed to or controlled by (to the extent sublicensing is permissible) Triangle during the Term which contain claims covering or potentially covering the development,

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registration, manufacture, use and sale of the Compounds or the Products
(including any intermediates or formulations thereof) within the Field of Use; and (c) all substitutions, extensions, divisionals, continuations, continuations-in-part, reissues, reexaminations, renewals, supplementary protection certificates or foreign counterparts of such patents and patent applications identified in sub-parts (a) and (b).

      1.36 "Product Technology" means the technical information, inventions, discoveries, trade secrets, information, experience, data, formulas, procedures, processes, know-how and results which (a) are licensed to Triangle under the Triangle License Agreements; or (b) are owned by or otherwise licensed to or controlled by Triangle (to the extent sublicensing is permissible) during the Term which are necessary for the development, registration, manufacture, use or sale of the Compounds or Products within the Field of Use.

      1.37 "Purchase Forecast" means the Purchase Forecast as defined in Section 4.1.

      1.38 "Raw Material Cost Improvements" means any cost reductions realized by Abbott in the manufacture of Product resulting from the purchase of raw materials at a lower cost than the cost assumed in the calculation of Abbott's Standard Manufacturing Cost. The parties agree that cost improvements that result from a process improvement to the manufacture of an intermediate shall not be considered a Raw Material Cost Improvement but shall be considered an Abbott Process Cost Improvement pursuant to Section 1.2 or a Triangle Process Cost Improvement pursuant to Section 1.52, as the case may be.

      1.39 "Reasonable Best Efforts" means a reasonable level of effort which is consistent with that used by other pharmaceutical companies with respect to other pharmaceutical products of comparable commercial value. Each Party shall be entitled to exercise prudent and justified business judgment in fulfilling its obligation to exercise its Reasonable Best Efforts under this Agreement.

      1.40 "Secondary Packaging" means the manufacturing activities and packaging materials that do not have direct product contact but are required for product distribution to Purchasing Abbott's end-users, for example, cartons, trays, and shipping containers.

      1.41 "Shared Cost Improvements" shall mean any Raw Material Cost Improvements and any *** .

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      1.42 "Specifications" means, in respect of a given Product, the Bulk Drug
Specifications and/or Finished Product Specifications applicable thereto.

      1.43 "Standard Manufacturing Cost" for a Product means *** standard manufacturing cost calculated *** with respect to such Product according to *** and generally accepted accounting principles applied in a consistent manner with respect to all products of Abbott's Chemical and Agricultural Products Division, *** associated with the production of such Product; provided that in calculating Standard Manufacturing Cost for such Product Abbott shall *** of any *** Cost Improvements *** shall *** of any *** Cost Improvements. If the Parties agree to jointly fund any process improvements, the Parties shall agree as to what effect to give to cost reductions resulting from such improvement in the calculation of Standard Manufacturing Cost.

      1.44 "Taxes" means any sales or use tax, excise or similar charge (other than that assessed against income), license fee, value added, import or export fees (e.g., custom duties), or other charges lawfully assessed or charged by a governmental authority on the manufacture, sale or transportation of Product.

      1.45 "Term" shall have the meaning set forth in Section 16.1.

      1.46 "Territories" means the U.S. Territory and the International
Territory.

      1.47 "Third Party" means any Person that is not a Party or an Affiliate of a Party.

      1.48 "Total Price" means the total *** cost *** of manufacturing *** at which Triangle can purchase Product, including the purchase price for *** for such Product and the *** amounts of any *** between the Parties under the Collaboration Agreement.

      1.49 "Triangle-Abbott Alliance Agreements" means this Agreement and the following agreements entered into between the Parties as of June 2, 1999: (i) the Co-Promotion Agreement; (ii) the Collaboration Agreement; (iii) the Common Stock Purchase Agreement; and (iv) the Stockholder Rights Agreement.

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      1.50 "Triangle License Agreements" means the Triangle License Agreements defined in Section 1.84 of the Collaboration Agreement.

      1.51 "Triangle Licensors" means Mitsubishi Chemical Corporation with respect to MKC-442, Emory University with respect to FTC, Emory University and the University of Georgia Research Foundation, Inc. with respect to DAPD, and Bukwang Pharm. Ind. Co., Ltd. with respect to L-FMAU.

      1.52 "Triangle Process Cost Improvements" means any cost reductions realized by Abbott in the manufacture of Product or intermediate resulting from the implementation of any process improvement that was solely funded by Triangle. If the Parties agree to jointly fund any process improvements, the Parties shall agree as to what portion of such cost reductions resulting from such improvements shall be considered a Triangle Process Cost Improvement pursuant to Section 1.52 or an Abbott Process Cost Improvement pursuant to
Section 1.2.

      1.53 "Uncommitted Requirements" means *** of Triangle's and Abbott's commercial requirements of Product in the Territories less any quantities *** .

      1.54 "U.S. Territory" means the United States of America, *** .

      1.55 "Validation Activities" means those activities to be performed by Abbott or on behalf of Abbott, consistent with then cGMP's and the Validation Protocol, with respect to the validation of the commercial manufacturing procedures used by it with respect to a given Product, including, but not limited to installation qualification, operational qualification and process qualification, analytical testing and validation and the preparation of a validation technical report and cleaning validation.

      1.56 "Validation Batches" means three (3) consecutive production batches of Product which are manufactured by Abbott or on behalf of Abbott pursuant to and in accordance with the requirements set forth in Section 9.2.

      1.57 "Validation Protocol" means the protocol which has been or will be mutually agreed upon by the Parties hereto, which describes the tests and acceptance criteria used to demonstrate that a process yields a given Product which consistently meets the Specifications. A

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Validation Protocol may be amended from time to time upon mutual agreement by the parties hereto with respect to a Product, giving due consideration to Legal Requirements.

      1.58 "Variance" means the amount by which the actual manufacturing cost varies from the Standard Manufacturing Cost for the relevant manufacturing activity for a Product; provided that variances shall not include variances related to (i) Shared Cost Improvements (ii) Abbott Process Cost Improvements and (iii) the utilization of Abbott manufacturing facilities.

                                   ARTICLE 2.

                                GRANT OF LICENSE

      2.1 Triangle Grant. Subject to the terms of this Agreement, Triangle hereby grants Abbott a *** worldwide license (including a sub-license under the Triangle License Agreements) to utilize the Product Patents and the Product Technology to make and have made the Compounds and Products within the Field of Use in the Territories and to otherwise perform any duties and obligations that Abbott is required or permitted to perform under this Agreement in the Territories. Such license shall be exclusive except as to (i) Triangle and its Third Party manufacturers so as to perform any obligations or activities that Triangle is required or permitted to perform under this Agreement, (ii) rights retained by the Triangle Licensors as specified in the Triangle License Agreements and by Glaxo Wellcome pursuant to the GW License Agreement (as defined in the first amendment to the FTC License Agreement), (iii) rights contemplated in Sections 2.6 and 3.6 of the Collaboration Agreement, and (iv) any rights of the U.S. Government described in the Triangle License Agreements.

      2.2 Abbott Grant. Abbott hereby grants Triangle, the *** a nonexclusive, royalty free *** worldwide right and license to utilize the Abbott Technology and Abbott Patents to make, have made, import, use, offer to sell and sell the Compounds and Products within the Field of Use. In the case of the ***, such license shall apply only to (i) countries outside of the Territories and (ii) any country in which the applicable Triangle License Agreement is terminated.

      2.3 Use of Third Parties. Except as provided in Section 20.2, Abbott shall not have the right to grant sublicenses to the extent necessary to perform its obligations hereunder without

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the prior express consent of Triangle, not to be unreasonably withheld, and, to the extent required, the applicable Triangle Licensor, in which event Triangle shall reasonably cooperate with Abbott in its efforts to obtain the consent of the applicable Triangle Licensor. No sublicense granted by Abbott shall relieve it of any obligation hereunder.

                                   ARTICLE 3.

                 MANUFACTURE AND SUPPLY OF BULK DRUG SUBSTANCES

                              AND FINISHED PRODUCTS

      3.1 Right to Manufacture. Subject to the terms of this Agreement, it is the intent of the Parties that (i) during the Term, Abbott shall manufacture or cause to have manufactured the Uncommitted Requirements for Bulk Drug Substance and Finished Product in the Territories and (ii) the price at which such Product is supplied or manufactured by or on behalf of Abbott pursuant to this Article 3 shall be market competitive as determined pursuant to Article 8.

      3.2 Abbott's Right to Manufacture Absent any Triangle Contractual Obligations. It is understood that (i) if Triangle has no Contractual Obligations with respect to the manufacture of Bulk Drug Substance for a Compound, Abbott shall manufacture or cause to have manufactured *** percent (*** %) of such Bulk Drug Substance and/or (ii) if Triangle has no Contractual Obligations with respect to the manufacture of Finished Product with respect to a Product containing one or more Compounds, Abbott shall manufacture or cause to have manufactured *** percent (*** %) of such Finished Product. The Purchase Price shall be determined pursuant to Section 8.1.

      3.3 Abbott's Right to Manufacture Partial Contractual Obligations. If Triangle has one or more Contractual Obligations which require it to purchase a portion of its requirements of Bulk Drug Substance and/or Finished Product for a Compound from a Third Party, Abbott may elect as soon as it capable of doing so to manufacture or cause to have manufactured and supply the Uncommitted Requirements of such Bulk Drug Substance and/or Finished Product. Should Abbott elect to manufacture or cause to be manufactured such Uncommitted Requirements of Product, Abbott shall submit to Triangle a price proposal pursuant to Section
8.2. Should Triangle have reasonable grounds to believe that Abbott is not

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capable of manufacturing or causing to have manufactured such Product in time to meet Product requirements for the proposed initial Launch of the Product, Triangle and Abbott shall meet to discuss such issue in good faith. Following such discussions if Triangle in good faith continues to believe that Abbott cannot provide such Uncommitted Requirements of Product in time for the proposed initial Launch of the Product but that another third party supplier can supply such Uncommitted Requirements of Product such that the proposed initial Launch of such Product shall not be delayed, Triangle may purchase such Uncommitted Requirements of Product from a Third Party. Triangle shall purchase such Uncommitted Requirements from such Third Party *** under this Section 3.3 shall be *** set forth on Exhibit 1.13.

      Notwithstanding the foregoing provisions of this Section 3.3, the Parties agree that with respect to the manufacture of both Bulk Drug Substance and Finished Product containing MKC-442, the Third Party manufacturers supplying Product under the Contractual Obligations shall supply ***% of Triangle's and Abbott's requirements for Product for a period ending *** , unless the Parties otherwise agree in writing. Following such *** period, Abbott may elect to assume manufacture of Uncommitted Requirements of MKC-442 pursuant to this
Section 3.3. Triangle shall use its Reasonable Best Efforts to *** .

      3.4 Abbott's Assumption of Manufacturing. Upon the expiration of any Contractual Obligation, Abbott shall manufacture or cause to have manufactured and supply ***% of the commercial requirements for such Bulk Drug Substance and/or Finished Product, as applicable, which was the subject of such Contractual Obligation, provided that Abbott submits a proposal that is market competitive and is capable of manufacturing or causing to have manufactured such Product in accordance with timelines agreed to by Abbott and Triangle at least *** prior to the expiration of such Contractual Obligation, unless otherwise waived by Triangle in its sole discretion. The price at which Abbott supplies such Product shall be determined in accordance with Section 8.3.

      3.5 Triangle's Assumption of Manufacturing.

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            (a) With respect to any Product for which Abbott obtains the right to manufacture either Bulk Drug Substance, Finished Product or both pursuant to this Article 3. Triangle may first request Abbott to *** a third party price quote effective (i) at any time after the end of *** following the *** for Product manufactured pursuant to Section 3.2 and
      (ii) at any time after Abbott assumes manufacturing responsibilities pursuant to Section 3.4. Triangle shall thereafter be entitled to submit a price proposal *** after the submission of its last price quote for the relevant manufacturing activity for a Product; provided however if the *** , Triangle shall not be entitled to *** . Triangle may submit a request for proposal ("RFP") to one or more Third Party manufacturers for the relevant manufacturing activity (i.e., Bulk Drug Substance, Finished Product or both). Each RFP will identify the Product, term, stage of manufacture, process chemistry, specifications and all other relevant terms regarding the manufacture of the Product which the responsive proposal should address, including the deadline for submission of any responsive proposal. Abbott shall provide Triangle with all necessary information required by Triangle in order to prepare an RFP, including without limitation access to all batch records, in process controls, specifications and stability data on raw materials, intermediates and other inactive ingredients, hazard assessments and process and cleaning validation protocols.

            (b) Any Third Party proposal submitted to Abbott must be a bona fide proposal to supply similar quantities of Bulk Drug Substance and/or Finished Product from one or more Third Party manufacturers (each of which is FDA approved or to manufacture at least *** at a lower Total Price than the price then being charged by Abbott. Triangle will submit a written copy or summary of such Third Party proposal to Abbott or provide Abbott with an itemization of the changes required to be made by Abbott in any responsive proposal to make the terms set forth in each proposal comparable. *** of receipt of such Third Party proposal, Abbott shall notify Triangle whether it is willing to *** such lower Total Price for the term covered by such proposal, including any price adjustments permitted by such proposal. If

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      Abbott notifies Triangle of Abbott's willingness to *** such Total Price, the Parties shall amend Exhibit 8.1 to reflect the new price for such Product. In the event that Abbott notifies Triangle that it is not interested in *** such price or fails to give Triangle notice of its interest within *** of receiving such proposal, Triangle shall be free to enter into an agreement for supply of such Product by any Third Party on the terms contained in such proposal upon *** prior written notice to Abbott. Thereafter, the *** of such Product shall be considered to be a Contractual Obligation and shall be set forth on Exhibit 1.13. Triangle shall notify Abbott of the date on which Abbott will no longer be required to supply Abbott's and Triangle's commercial requirements of such Product; provided that in no event shall such date be less than *** after the date of such notice. Abbott shall have no supply obligations with respect to such Product past the date specified in such notice, unless Abbott otherwise agrees in writing.

            (c) Should Triangle assume manufacturing from Abbott pursuant to this Section 3.5, *** .


      3.6 Product Supplied Pursuant to Contractual Obligations. With respect to any Products which are now, or in the future, subject to Contractual Obligations and to the extent to which Abbott is not entitled to manufacture pursuant to Sections 3.2 and 3.3, Abbott shall exclusively purchase from Triangle or its designated Third Party manufacturers (in respect of Abbott's requirements *** ) Abbott's requirements for such Products in the Territories, in accordance with the terms and conditions set forth in Article 8 of the Collaboration Agreement. Any purchases of Product by Abbott directly from Triangle's designated Third Party manufacturers shall be subject to and consistent with the terms and conditions set forth in the applicable agreement relating to Contractual Obligation. Abbott agrees to keep Triangle fully apprised of such purchases, including contemporaneously providing copies of any purchase orders which it submits to such Third Party manufacturers to Triangle. Triangle and Abbott shall reasonably cooperate with each other so as to enable Triangle to *** an integrated forecast covering Triangle's and Abbott's anticipated needs for the applicable Product.

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      3.7 International Markets. In the event that Abbott's rights to sell a
Product outside the U.S. Territory are transferred or forfeited to Triangle, Abbott agrees to manufacture and sell to Triangle up to one hundred percent (100%) of Triangle's commercial requirements outside the U.S. Territory (to the extent Abbott is then entitled to manufacture such Product pursuant to this
Article 3) under the same terms then in effect for Product sold by Abbott in the International Territory, as specified in Section 1.1 of the Collaboration Agreement.

      3.8 Triangle's Right to Manufacture in the Event of Shortfalls. During the Term of this Agreement, if either of the following shall occur: (a) Abbott, for a *** period of at least *** , is unable to deliver at least ***% of Triangle's orders for a given Product placed pursuant to Section 4.3, for any reason covered by Article 19, or (b) there is a material failure or refusal by Abbott to meet Triangle's orders for Products pursuant to the terms hereof, or other fault on the part of Abbott, and with respect to this subsection (b), Triangle gives Abbott notice of such material failure or refusal and an opportunity to cure such material failure or refusal in accordance with the cure provisions set forth in Section 16.3, Triangle shall be entitled to exercise its rights under the license granted pursuant to Section 2.2 to make or have made such Product. Abbott shall also render all reasonable technical assistance to Triangle to enable Triangle to manufacture such Product. Triangle shall reimburse Abbott for its time and reasonable out-of-pocket costs incurred in rendering such technical assistance. If Abbott's inability to manufacture such Product for Triangle arose by reason of a cause specified in Article 19, Triangle's right to manufacture shall *** ; provided, however, that Triangle shall be entitled to recover from Abbott any capital investment made by Triangle in setting up the manufacture of such Product. Abbott shall have the option of (i) reimbursing Triangle for such investment and taking title to any machinery and equipment represented by such investment which is movable without damage to the premises in which it is located or (ii) permitting Triangle to manufacture or have manufactured such Product until it has recouped its capital investment, as determined in accordance with its usual and customary accounting practices. If Abbott's refusal or inability to manufacture arose by any reason other than a cause specified in Article 19, Abbott shall be deemed to be in default hereunder and any license granted herein shall be without prejudice to any other legal or equitable rights of Triangle.

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                                   ARTICLE 4.

                     FORECASTS AND ORDERS FOR U.S. TERRITORY

      4.1 Initial Purchase Forecast. Within *** prior to the Launch Date of any Product in the U.S. Territory (except in the case of *** , if applicable, such period shall be *** ) which Abbott is entitled to manufacture hereunder, Triangle shall provide Abbott with a written estimate for such Product specifying anticipated requirements of such Product in the U.S. Territory for the *** period commencing approximately *** prior to the anticipated Launch Date (the "Purchase Forecast").

      4.2 Rolling Forecasts. Such Purchase Forecasts for the U.S. Territory shall be updated on quarterly basis so that at the beginning of each such calendar quarter, Abbott shall have been provided with a rolling Purchase Forecast for the *** period commencing with the *** calendar quarter after the date on which such Purchase Forecast is submitted (i.e. approximately *** ). By way of example only, at the end of the *** quarter of a calendar year (assuming a Product has been launched), Triangle shall provide Abbott with a Purchase Forecast of the anticipated requirements of Product for the *** consisting of the *** of the *** calendar year.

      4.3 Firm Orders. Triangle shall purchase Products at the applicable price by means of purchase orders submitted to Abbott at least *** in advance of the requested delivery date. Each purchase order shall be governed by the terms of this Agreement and none of the terms or conditions of Triangle's purchase orders, Abbott's acknowledgment forms or any other forms exchanged by the parties shall be applicable, except those, to the extent consistent with the terms set forth herein, specifying quantity ordered, delivery locations and delivery schedule and invoice information.

      4.4 Limitations on Purchase Order Quantities. All purchase orders for delivery during a calendar month that *** of the latest Purchase Forecast covering such month (excluding any amendments subsequent to the original date of such Purchase Forecast) shall be deemed accepted by Abbott. Abbott shall use its Reasonable

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Best Efforts to supply Triangle with any Product *** of such Purchase Forecast.
All other purchase orders must be accepted or rejected by Abbott, in writing, by facsimile or air courier, within *** receipt from Triangle. If Abbott does not provide such notice of acceptance or rejection within *** , it shall be deemed to have accepted such purchase orders in full.

                                   ARTICLE 5.

                             MANUFACTURE OF PRODUCT

      5.1 Manufacturing Standards. Abbott shall manufacture all Product in accordance with all Legal Requirements and in conformance with the Specifications. The Specifications may be modified from time to time by written agreement of the parties without the necessity of amending this Agreement.

      5.2 U.S. Product Characteristics. Triangle shall not be obligated to accept from Abbott any Finished Product with less than the greater of (i) *** of approved shelf life for such Product in the United States or (ii) *** of remaining shelf life; provided, however, that a Finished Product may be shipped with a shorter shelf life of not less than *** .

      5.3 Right to Audit. Abbott shall permit Triangle access during reasonable business hours and after reasonable notice, to those areas of Abbott's manufacturing facilities where Product is manufactured, stored and handled and to manufacturing records of Product manufactured by Abbott so that Triangle may perform a quality assurance audit of such facilities and activities.

      5.4 Certificates of Analysis and Batch Records. Abbott shall be responsible for releasing Bulk Drug Substance supplied by it hereunder for secondary manufacturing and Finished Product supplied by it hereunder and shall provide Triangle with a certificate of analysis for each shipment of Product which is released for secondary manufacturing or Primary Packaging. Each certificate of analysis will certify that the Product covered thereby was manufactured in accord with cGMPs and meets the Specifications, and will include any out of Specification deviations or investigations which occurred during the manufacture and testing of such Product. Abbott shall provide a certificate of analysis to Triangle for each shipment of

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Product delivered under this Agreement. Full batch documentation including batch production records, and manufacturing and analytical procedures shall be available for review by Triangle on site at the manufacturing facility used by Abbott, during regular business hours and upon reasonable advance notice from Triangle.

      5.5 Safety or Toxicity Notification. Each party shall promptly advise the other of any safety or toxicity problem of which either party becomes aware regarding any Product in accordance with the procedures developed pursuant to
Article 10 of the Collaboration Agreement.

      5.6 Inspections. In the event any Abbott manufacturing facility producing Product hereunder is inspected by representatives of any federal, state, local or foreign regulatory agency in connection with the manufacture of the Product, Abbott shall notify Triangle immediately (by telephone and, if possible, in writing) upon learning of such inspection, and shall supply Triangle with copies of any correspondence or portions of correspondence which relate to the Product. Abbott will provide Triangle with daily updates of such inspection and Triangle may send one representative to such manufacturing facility to participate in that portion of the close-out visit relating to the Product, subject to Abbott's consent, not to be unreasonably withheld. In the event Abbott receives any regulatory letter or comments from any federal, state, local or foreign regulatory agency in connection with its manufacture of the Product requiring a response or action by its Subcontractor, including, but not limited to, receipt of a Form 483 (Inspectional Observations) or a Warning Letter, Abbott shall provide Triangle with a copy of each such response for Triangle review prior to submission of the response and opportunity to comment where practicable.

      5.7 Quality Assurance. For each Product or Development Project hereunder, the Parties shall mutually agree upon an intercompany quality agreement which will appropriately address the following regulatory and quality issues and identify the responsible Party therefor: cGMP compliance, quality control, quality assurance, regulatory compliance, dispute resolution, change management, product and process validation, annual product review, annual report, drug listing and product returns.


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

                                   ARTICLE 6.

                              ACCEPTANCE OF PRODUCT

      6.1 Failure to Meet Specifications.

            (a) Triangle shall have a period of *** from the date of receipt of the certificate of analysis for each shipment of Product to reject any shipment of Product on the grounds that it does not conform to the Specifications. Triangle shall have the right to reject any non-conforming Product. All or part of any shipment shall be held for Abbott's disposition and at Abbott's sole expense if found not to conform with the Specifications. Any Product which Triangle accepts pursuant to this
      Section 6.1(a) shall be deemed to be accepted by Purchasing Abbott, except to the extent, if any, that any damage occurs to such Product as a result of any manufacturing activity undertaken by a Triangle Third Party manufacturer after Triangle's acceptance under this Section 6.1(a).

            (b) If a dispute arises as to whether Product conforms with the Specifications and the Parties are unable to resolve the dispute, the matter shall be referred to an independent third party testing laboratory located in the United States and agreed to by the Parties. The testing laboratory shall test the Product in question for conformance with the Specifications and shall provide results to Triangle and Abbott. The decision of the testing laboratory regarding conformance with the Specifications shall be final and binding on the parties; provided, that Triangle shall not be obligated to release Product for distribution which it determines does not meet Specifications. The cost of the testing laboratory shall be paid by the party found to be in error.

            (c) Failure by Purchasing Abbott to notify Manufacturing Abbott in writing of rejections within the *** period shall constitute a waiver of all claims with respect to Product delivered hereunder and, in any event, any use of the Product by Purchasing Abbott shall be deemed to mean satisfactory performance on the part of Manufacturing Abbott. No claims of any kind with respect to delivered Product shall be *** .

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      6.2 Stability Testing and Analytical Methods. Abbott shall perform definitive stability testing (i.e., final route and source for NDA and MAA applications) on Product per FDA and International Conference for Harmonization guidelines and such ongoing stability testing as required to support commercial stability monitoring of the Product, in each circumstance using a stability protocol which has been approved by both Parties. The costs of such ongoing stability testing shall be included in Triangle's or Abbott's Cost of Goods under the Collaboration Agreement, as applicable.

                                   ARTICLE 7.

                              SHIPMENT AND DELIVERY

      7.1 Shipment. Abbott shall prepare all Product for shipment to Triangle, or its designees, including Manufacturing Abbott and/or Purchasing Abbott. All Products shall be delivered *** , as identified by Triangle.

      7.2 Delivery. Abbott shall arrange and pay for shipping of Finished Product from the *** to Abbott's distribution centers *** , and the risk of loss shall pass from Manufacturing Abbott to Triangle or Purchasing Abbott, as applicable, when the Products are delivered at the *** .

                                   ARTICLE 8.

                                      PRICE

      8.1 Purchase Price Absent any Triangle Contractual Obligations.

            (a) At the end of *** of each Abbott Development Project for Products manufactured pursuant to Section 3.2, a target price for the relevant manufacturing activity for such Products (using chemistry approved by the Technical Steering Committee (as defined herein)) shall be established based on *** Abbott's projected Standard Manufacturing Cost for such Product.

            (b) After the completion of the Validation Batches for each such Product, Abbott shall redetermine its projected Standard Manufacturing Cost for such Product based upon the Validation Batches. Abbott shall notify Triangle of the then current Standard Manufacturing Cost, and the initial purchase price for the first Contract Year

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

      shall be equal to *** the then current Standard Manufacturing Cost.

            (c) At least *** prior to the beginning of the second and third Contract Year, and any subsequent Contract Year for which Triangle does not submit a third party quote pursuant to Section 3.5, Abbott shall recalculate the Standard Manufacturing Cost for such Product. Abbott shall notify Triangle of Abbott's current Standard Manufacturing Cost and the purchase price for the next Contract Year shall be equal to *** the current Standard Manufacturing Cost for such Product.

      8.2 Abbott's Purchase Price of Partial Contractual Requirements. In the event that Triangle is subject to Contractual Obligations, Abbott may elect to manufacture any Uncommitted Requirements. The Total Price at which Abbott agrees to supply such Uncommitted Requirements shall be *** the purchase price at which the current supplier is committed to providing Product throughout the term of such Contractual Obligation.

      8.3 Abbott's Assumption of Manufacturing. In the event that Abbott assumes manufacturing of any Product pursuant to Section 3.4, *** , the Total Price at which Abbott supplies Product to Triangle must be equal to the purchase price that would otherwise be paid by Triangle *** for the term covered by such quote, including any price adjustments permitted by such quote. If Triangle elects to utilize a new supplier for such Product, in order for Abbott to assume manufacturing such Product, the Total Price from Abbott must *** the Total Price quoted by such new supplier for the term covered by such quote, including any price adjustments permitted by such quote. If Triangle does not seek a Third Party quote, the price for such Product from Abbott for the *** period following Abbott's assumption of manufacturing shall be equal to *** of Abbott Standard Manufacturing Cost for such Product.

      8.4 Triangle Assumption of Manufacturing. In the event that Triangle assumes manufacturing of Product pursuant to Section 3.5 and Abbott has not yet *** any Abbott Process Cost Improvements with respect to such Product, Triangle shall *** such Abbott Process Cost Improvements *** from such Abbott

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Process Cost Improvements, at such time as Abbott ceases to manufacture the
Product. Abbott shall *** Abbott Process Cost Improvements as well as *** . Triangle shall *** .

      8.5 Variances. If at any time that the purchase price is based upon *** of Standard Manufacturing Cost and Abbott incurs negative Variances which are greater than *** of Abbott's Standard Manufacturing Cost, Triangle shall, *** the purchase price of such Product, pay to Abbott *** of Abbott's Standard Manufacturing Cost. If at any time that the purchase price is based upon *** of Standard Manufacturing Cost and Abbott incurs positive Variances which are greater that *** of Abbott's Standard Manufacturing Cost, Triangle shall receive a credit of *** of Abbott's Standard Manufacturing Cost. Abbott shall provide Triangle with an estimate of any such Variances within *** after the end of each Contract Quarter however such Variances shall be calculated and settled within *** after the end of each Contract Year.

      8.6 Cost of Raw Materials and Clinical Supplies. Triangle shall pay Abbott for the costs of the key raw materials used by Abbott in Stage I *** and Stage II *** of each Development Project (approved by Triangle pursuant to Section 9.2) within *** of Triangle's receipt of each invoice for such materials. In the event that Triangle should require any pre-clinical or clinical materials, the parties agree to negotiate in good faith to determine the supply arrangements (including price) for such clinical material. Except as may be otherwise mutually agreed to by the Parties and except to the extent that any Product produced during Stage I and/or II (which shall belong to Triangle) are suitable for use as pre-clinical or clinical materials, this Agreement shall not apply to pre-clinical or clinical materials.

      8.7 Non-Standard Equipment Costs. If non-standard, specialized equipment is required to manufacture Product for Triangle, Triangle shall pay the cost of such equipment, subject to Triangle's prior approval of such costs, which approval shall not be unreasonably withheld. Abbott shall advise Triangle of specialized equipment required and the estimated cost(s) associated with the purchase, installation and validation of such equipment. Such

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                                       22
specialized equipment shall be used exclusively for manufacturing of Products hereunder or, if utilized for other products, such cost(s) shall be prorated accordingly. Abbott shall bill Triangle for the associated costs after Abbott installs the equipment. This Section 8.7 shall not apply to any replacement equipment purchased by Abbott because of obsolescense (technical or otherwise). Depreciation on any equipment funded by Triangle shall be excluded from the calculation of Standard Manufacturing Cost and the *** of Abbott Process Cost Improvements.

      8.8 Audit. Triangle shall have the right to have an accountant verify that Abbott's *** with respect to the Product's is consistent with *** for other Abbott products as well as audit Abbott's calculation of any purchase price based on Standard Manufacturing Cost, Variances, Shared Cost Improvements and *** of Abbott's cost to achieve any Abbott Process Cost Improvements. The provisions of Section 7.8 of the Collaboration Agreement (governing audit procedures) shall apply to audits performed hereunder.

      8.9 Additional Development Work. All development work, including process development for the Products, shall be governed by the provisions of Section 8.2(c) of the Collaboration Agreement.

      8.10 Product Specifications Modifications. The Specifications may be modified from time to time by written agreement signed by an authorized representative of each Party without the necessity of amending this Agreement. If such modifications alter Abbott's Standard Manufacturing Cost to manufacture any Product, Abbott shall submit to Triangle a revised price for such Product which reflects such changes in Standard Manufacturing Cost and the adjusted price for such Product, pursuant to the provisions of Section 8.1. If such modification results in the requirement to reprocess and/or retest otherwise acceptable Product, any additional costs incurred by Abbott in such reprocessing and/or retesting shall be included in the pricing recalculation upon submission by Abbott of documentation of such costs. The revised Specifications shall not become effective until the parties agree on any price recalculation caused by such modified specifications.

      8.11 Modification of Stability Protocol. Triangle may modify the stability protocol referenced in Section 6.2. If such modifications alter Abbott's cost to manufacture or supply any

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

Product, Abbott shall submit to Triangle a revised price for such Product which reflects such cost changes and the adjusted price for such Product, and the Parties shall meet to determine the new price pursuant to the provision of
Section 8.1(c). Such modified stability protocol shall become effective when the Parties agree upon such adjusted price.

      8.12 Payment of Invoices. Triangle shall pay all invoices issued under this Agreement *** from the date of invoice, unless the Product covered by such invoice is rejected pursuant to Section 6.1.

      8.13 Taxes. Any Taxes lawfully assessed or charged on the manufacture, sale or transportation of Product sold pursuant to this Agreement shall be paid by *** .

                                   ARTICLE 9.

                       RESEARCH AND DEVELOPMENT ACTIVITIES

      9.1 Transfer of Technology by Triangle. Triangle shall supply Abbott with all Product Technology as per the procedure set forth in Article 17 of the Collaboration Agreement.

      9.2 Development Project and Validation Activities.

            (a) As of the date hereof, the Parties have agreed that Abbott will perform the Development Projects described on Exhibit 9.2, in accordance with the terms and conditions set forth therein.

            (b) The costs and other terms applicable to any Development Project which is to be performed by Abbott shall be incorporated into Exhibit 9.2. Triangle shall not be required to reimburse Abbott for any development expenses or costs not approved in advance by Triangle or the Technical Steering Committee. Nothing herein shall prevent Triangle from contracting, at Triangle's sole cost and expense, with another Third Party manufacturer to have a Development Project performed even if the same or a similar Development Project is being performed by Abbott.

            (c) As part of each Development Project Abbott must manufacture *** production batches of Product for validation purposes. Each Validation Batch of Product shall be sold, pursuant to the terms of this Agreement, by Abbott to Triangle against

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

      Triangle's initial orders for such Product if such Validation Batches meet the Specifications and the acceptance criteria set forth in the Validation Protocol.

            (d) In the event any Validation Batches do not meet the Specifications or the acceptance criteria set forth in the Validation Protocol, Triangle and Abbott will work together for a reasonable period of time, *** , to make necessary modifications to Abbott's facilities, equipment, processes and procedures so that the Validation Activities with respect to the manufacture of the new Validation Batches may begin and that such new Validation Batches manufactured by Abbott will meet the Specifications and the acceptance criteria set forth in the Validation Protocol. If, at the end of such *** period, the Validation Batches do not meet the Specifications or the acceptance criteria set forth in the Validation Protocol or it is otherwise determined by Triangle that the process cannot be validated, Triangle may terminate the qualification process with respect to Abbott upon written notification without any further obligation hereunder whatsoever.

      9.3 Technical Steering Committee. Pursuant to the terms of the Collaboration Agreement, the Parties will cooperate to determine development and manufacturing strategy and objectives for the production of the Products. The Parties shall form a committee (the "Technical Steering Committee") which shall oversee and direct the development and manufacture of the Products, including without limitation: process development and optimization (such as manufacturing scale-up, validation, qualification, and certification), regulatory status, and Product improvement activities (such as reformulation, optimization, management of contractors and cost reduction). The Technical Steering Committee shall review, approve and provide strategic direction for the development and manufacture of the Products, undertake the activities necessary to implement those strategies, and approve any expenditures to be incurred in connection with the development or improvement in the manufacturing processes for the Products, both before and after Product Approval. The Technical Steering Committee shall also review, *** , Abbott's calculation of Variances and Standard Manufacturing Cost. In addition, the Technical Steering Committee shall determine what process cost

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improvement projects shall be undertaken ("Approved Projects"). Triangle shall be given the first opportunity to solely fund any such Approved Projects. If Triangle elects not to fund any such Approved Project, Abbott shall be given the opportunity to solely fund such Approved Project; provided, Abbott may implement without the prior approval of the Technical Steering Committee (but with prior notice to the Technical Steering Committee) any process cost improvements that would not require any modifications to Triangle's regulatory approvals and/or submissions for the Product; provided further that the Technical Steering Committee cannot direct Abbott to solely or jointly fund any such projects. Abbott shall keep the Technical Steering Committee fully apprised of its development and manufacturing activities with respect to the Products, including without limitation proposed changes to master batch records or other deviations to the manufacturing process, proposed changes to the Specifications, proposed outsourcing of development activities to Third Parties, quality assurance issues or procedural modifications. The Technical Steering Committee shall observe the following rules:

            (a) The Technical Steering Committee shall include an equal number of representatives from Abbott and Triangle and shall be permanently chaired by a Triangle representative. Each Party's representatives on the Technical Steering Committee shall be full-time employees of such Party, although from time to time additional personnel having specialized experience and training may be invited to assist the Technical Steering Committee. Abbott shall designate a lead representative on the Technical Steering Committee, who shall be authorized by Abbott to communicate with the Triangle chairperson between meetings of the Technical Steering Committee, to share information and make decisions as needed. Each Party shall have the right, at any time, to designate by written notice to the other Party, a replacement, on a permanent or temporary basis, for any of such Party's members on the Technical Steering Committee, including the chairperson.

            (b) Except with respect to the management of Abbott resources and personnel, which shall be determined by Abbott, Triangle shall be responsible for making all final decisions related to the development of the Products. The Technical Steering Committee shall endeavor to work by consensus;


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

                  provided that the decisions of the chairperson shall be deemed the final decisions of the Committee in all circumstances.

            (c) The Technical Steering Committee shall meet as necessary, but such committee shall meet at least once per calendar quarter. The site for such meetings shall alternate between Durham, North Carolina, and Abbott Park, Illinois, or such other location agreed to by the Parties. Meetings may also take place by telephonic or video conference.

            (d) The Technical Steering Committee shall generally follow the rules established by Section 4.2(a)(i) through (vi) of the Collaboration Agreement, with such modifications in procedure as are necessary.

                                   ARTICLE 10.

                        TRIANGLE'S REGULATORY SUBMISSIONS

      10.1 NDA.

            (a) To the extent applicable, Triangle shall use its Reasonable Best Efforts to submit its NDA for *** referencing Abbott as Bulk Drug Substance and Finished Product supplier and to provide the FDA with the required development and analytical reports to support the application. In the event that Abbott is not included in the original NDA for *** due to timing or other issues, to the extent applicable, Triangle will supplement/amend any such NDA as soon as possible to include Abbott as Bulk Drug Substance and Finished Product supplier.

            (b) With respect to the submission of any such NDA to the FDA, Triangle shall comply with the provisions set forth in Section 3.2 of the Collaboration Agreement.

      10.2 Abbott Data. Abbott shall provide to Triangle, in a timely manner, all necessary data in a format suitable for regulatory submission in support of the Product's NDA and all development and analytical reports required by the FDA to support Bulk Drug Substance and Finished Product submissions and inspections.

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      10.3 Abbott's Right to Review. Abbott shall have the right to review those portions of Triangle's proposed regulatory submissions relating to Abbott's packaging or manufacturing procedures for the Products before the submissions are filed with appropriate regulatory agencies. Abbott shall complete its review of the submissions and provide comments within *** after receipt of a proposed regulatory submission. Abbott shall consult with and advise Triangle in responding to questions from the regulatory agencies regarding Triangle's submission(s) for Product. Abbott agrees that Triangle shall be the sole owner of any regulatory submission filed in the U.S.

                                   ARTICLE 11.

                   PROPRIETARY OWNERSHIP OF DEVELOPMENT WORK,

                    PREEXISTING TECHNOLOGY AND LICENSE GRANTS

      11.1 Pre-existing Ownership. Except as otherwise provided herein, neither party hereto shall be deemed by this Agreement to have been granted any license or other rights to patent rights existing as of the date hereof, or know-how relating to compounds, formulations, or processes which are owned or controlled by the other party.

      11.2 Abbott's Ownership. With respect to any ideas, innovations or inventions (whether or not patentable) developed during the term of this Agreement and relating to the manufacturing process of each Product for which Abbott is entitled to sole ownership pursuant to Section 11.3, *** , Abbott shall own all proprietary rights to such ideas, innovations and inventions, and may obtain patent, copyright, and/or other proprietary protection relating to such ideas, innovations and inventions subject, however, to the license granted pursuant to Section 2.2.

      11.3 Retention of Ownership and Joint Ownership. With respect to rights and title to inventions, discoveries and know-how developed under this Agreement, each party shall have and retain sole and exclusive right and title, with respect to the other party, to all such inventions, discoveries and know-how which are made, conceived, reduced to practice and/or otherwise generated solely by its employees, agents, or other persons acting for such party in the course of this Agreement, and such party shall, at its sole discretion and expense, without any obligation to

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

the other party, take such actions and obtain such protection as it deems appropriate with respect to such inventions, discoveries and know-how. *** in all such inventions, discoveries and know-how made, conceived, reduced to practice and/or otherwise generated jointly by at least one employee, agent, or other person acting for each party in the course of this Agreement. The parties shall collaborate on any actions with respect to the protection of their joint rights in such inventions, discoveries and know-how, at shared expense, and thereafter each party may make, use, sell, keep, license, assign, or mortgage such jointly-owned inventions, discoveries and know-how, and otherwise undertake all activities a sole owner might undertake with respect to such inventions, discoveries and know-how, without the consent of and without accounting to the other party, but shall inform the other party of its activities with respect to such jointly-owned property. None of the rights granted herein shall *** .

                                  ARTICLE 12.

                        CONFIDENTIALITY AND NONDISCLOSURE

      12.1 Confidentiality Obligation. Each of Abbott and Triangle (the "Receiving Party") shall keep strictly confidential any information disclosed in writing, orally, visually or in any other manner by the other Party (the "Disclosing Party") or otherwise made available to the Receiving Party which the Disclosing Party considers to be and treats as proprietary or confidential ("Confidential Information"). Without limiting the generality of the foregoing, all proprietary information concerning the Disclosing Party's business, operations, suppliers, products, product manufacture, sale, marketing or distribution, trade secrets and intellectual property shall be considered Confidential Information by the Receiving Party. Any data or other information relating to or resulting from the clinical trials of the Products shall be deemed to be Confidential Information of Triangle. The Disclosing Party shall use commercially reasonable efforts to designate any written Confidential Information disclosed to the other Party as Confidential Information by prominently marking it "confidential", "proprietary" or the like, provided, that the failure to so mark shall not exclude such written information from the provisions of this Article 12. "Confidential Information" shall not include information:

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            (a) which is or becomes generally available to the public other than as a result of disclosure thereof by the Receiving Party;

            (b) which is lawfully received by the Receiving Party on a nonconfidential basis from a Third Party that is not itself under any obligation of confidentiality or nondisclosure to the Disclosing Party or any other Person with respect to such information;

            (c) which by written evidence can be shown by the Receiving Party to have been independently developed by or for the Receiving Party; or

            (d) which the Receiving Party establishes by competent proof was in its possession at the time of disclosure by the other Party and was not acquired, directly or indirectly from the other Party.

      12.2 Nondisclosure of Confidential Information. The Receiving Party shall use Confidential Information solely for the purposes of this Agreement and shall not disclose or disseminate any Confidential Information to any Third Party at any time without the Disclosing Party's prior written consent, except for disclosure to those of its directors, officers, employees, accountants, attorneys, advisers, permitted sublicensees, and agents whose duties reasonably require them to have access to such Confidential Information and, in the case of Triangle, disclosure to the Triangle Licensors, provided that such directors, officers, employees, accountants, attorneys, advisers, agents and Triangle Licensors are required to use the Confidential Information solely for purposes of this Agreement and maintain the confidentiality of such Confidential Information to the same extent as if they were Parties hereto.

      12.3 Exception. The foregoing confidentiality and nondisclosure obligations shall not apply to information which is required to be disclosed by law or by regulation; provided, that (i) the Receiving Party gives the Disclosing Party reasonable advance notice of the disclosure, to the extent reasonably practicable and legally permissible; (ii) the Receiving Party uses reasonable efforts to resist disclosing the Confidential Information; (iii) the Receiving Party reasonably cooperates with the Disclosing Party on request to obtain a protective order or otherwise limit the disclosure; and (iv) upon the reasonable request of the Disclosing Party, the Receiving Party shall provide a letter from its counsel confirming that the Confidential Information is, in fact, required to be disclosed.

      12.4 Injunctive Relief. The Parties acknowledge that either Party's breach of this Article 12 may cause the other Party irreparable injury for which it would not have an adequate remedy at law. In the event of a breach, the non-breaching Party shall be entitled to injunctive relief in addition to any other remedies it may have at law or in equity.

      12.5 Scientific and Other Publications. Notwithstanding anything herein to the contrary, it is the understanding of each Party that scientific, scholarly and other related publications or presentations concerning the development of the Compounds and the Products, including their pre-clinical and clinical development, shall emanate solely from Triangle and the trials and studies sponsored by Triangle and that, as against Abbott, Triangle shall have full control over the preparation, review and approval of such publications and presentations, which publications and presentations shall not be restricted hereunder; provided that, with respect to joint Marketing Studies, as well as Supplemental Clinical Studies conducted by Abbott or any studies involving any Abbott pharmaceutical products, any resulting publication or presentation of data therefrom shall be jointly reviewed and approved by Triangle and Abbott.

      12.6 Survival. The confidentiality and nondisclosure obligations of this
Article 12 shall survive the expiration or termination of this Agreement and remain in effect for a period of ten (10) years following the expiration or termination of this Agreement.

                                   ARTICLE 13.

                                   WARRANTIES

      13.1 Triangle Warranty. In addition to the representations and warranties in Section 11.2 of the Collaboration Agreement, Triangle warrants to Abbott that, true and complete copies of the Third Party contracts that constitute the Contractual Obligations have been provided to Abbott and covenants that it shall promptly provide Abbott with a copy of any amendments to such contracts.

      13.2 Abbott Warranty. In addition to the representations and warranties included in Section 11.1 of the Collaboration Agreement, Abbott warrants to Triangle that Products delivered to Triangle pursuant to this Agreement shall:

            (a) at the time of shipment to Triangle or its designees (i) meet the Specifications and (ii) be owned by Triangle free from all liens and encumbrances of any kind, subject only to the payment by Triangle of the purchase price therefor; and

            (b) be manufactured in compliance with the requirements of all Legal Requirements, including, but not limited to, cGMPs and those relating to the management and disposal of hazardous wastes. For purposes of the immediately preceding sentence, "hazardous wastes" shall be deemed to include any hazardous or toxic waste, substance or material as defined in any federal, state or local statute, law, ordinance, code, rule or regulation.

      13.3 Debarment Warranty. Abbott represents and warrants to Triangle that it is not debarred and has not and will not knowingly use in any capacity the services of any Person debarred under subsections 306(a) or (b) of the Generic Drug Enforcement Act of 1992. If at any time this representation and warranty is no longer accurate, Abbott shall immediately notify Triangle of such fact.

      13.4 No Other Warranties. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, EACH PARTY MAKES NO OTHER WARRANTIES OR REPRESENTATIONS, INCLUDING FITNESS FOR PURPOSE INTENDED OR MERCHANTABILITY, WHETHER EXPRESS OR IMPLIED.

                                   ARTICLE 14.

                             LIMITATION ON LIABILITY

      EXCEPT AS OTHERWISE PROVIDED, NEITHER PARTY SHALL BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL LOSSES ARISING OUT OF OR RELATING TO THIS AGREEMENT; PROVIDED HOWEVER, THIS LIMITATION SHALL NOT APPLY TO LOSSES ARISING FROM THIRD PARTY CLAIMS FOR WHICH A PARTY IS INDEMNIFIED UNDER THE TERMS OF THIS AGREEMENT.

                                   ARTICLE 15.

                                 INDEMNIFICATION

      15.1 Indemnification

      (a) Indemnification by Triangle. Except as may be otherwise provided herein, Triangle shall defend, indemnify and hold Abbott, all of its directors, officers and employees (collectively the "Abbott Indemnitees") harmless from and against all Losses incurred in connection with any Third Party suits, claims or causes of action arising out of or resulting from:

            (i) Triangle's breach of any representation, warranty, covenant, or other obligation provided for in this Agreement;

            (ii) An infringement claim arising from Abbott's use of the Triangle name or logo or a Triangle Trademark in connection with the promotion or sale of the Products, provided Abbott's use is in compliance with the terms of this Agreement;

            (iii) The negligence, recklessness or willful misconduct of Triangle and its directors, officers or employees, including, but not limited to, *** claims arising out of *** by Triangle, its directors, officers or employees; or

            (iv) Any patent infringement claim arising from the manufacture, importation, use or sale of a Product, to the extent losses exceed amounts permitted to be included as *** .

Provided, however, that Triangle shall not be required to indemnify the Abbott Indemnitees to the extent that any Losses arise out of or result from: (A) the negligence, recklessness or willful misconduct of any of the Abbott Indemnitees, including, but not limited to, *** of the Products, (B) utilization of process technology for the manufacture of Products which has not been approved by Triangle, (C) continued manufacture or Promotion in a country after receipt of notice from Triangle indicating that the manufacture, sale or Promotion of such Product in such country should be terminated because such further manufacture, sale or Promotion would constitute willful infringement of a valid and issued patent in such country and/or (D) any breach by Abbott of this Agreement. Abbott shall not be considered negligent for purposes of this

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Section 15.1 if such claim arises solely with respect to the content of the Product labeling or other materials provided to Abbott by Triangle as long as Abbott has distributed or employed such Product labeling or other such materials as directed herein.

      (b) Indemnification by Abbott. Except as may be otherwise provided herein, Abbott shall defend, indemnify and hold Triangle, its directors, officers and employees and the Triangle Licensors (collectively the "Triangle Indemnitees") harmless from and against all Losses incurred in connection with any Third Party suits, claims or causes of action arising out of or resulting from:

            (i) Abbott's breach of any representation, warranty, covenant, or other obligation provided for in this Agreement;

            (ii) An infringement claim arising from Triangle's use of the Abbott name or logo in connection with the promotion or sale of the Products, provided Triangle's use is in compliance with the terms of this Agreement;

            (iii) The negligence, recklessness or willful misconduct of Abbott, its directors, officers or employees, including, but not limited to, *** claims arising out of *** by Abbott, its Affiliates, their directors, officers or employees; or

            (iv) Any patent infringement claim arising from Abbott's or its Affiliates or permitted sublicensee's (A) utilization of process technology for the manufacture of Products which has not been approved by Triangle or (B) continued Promotion in a country after receipt of notice from Triangle indicating that the sale or Promotion of such Product in such country should be terminated because such further sale or Promotion would constitute willful infringement of a valid and issued patent in such country. Provided, however, that Abbott shall not be required to indemnify the Triangle Indemnitees to the extent that any Losses arise out of or result from: (A) the negligence, recklessness or willful misconduct of any Triangle Indemnitee including, but not limited to, *** of the Products; and/or (B) any breach by Triangle of this Agreement.

      15.2 Indemnification Procedure. Any Abbott Indemnitee or Triangle Indemnitee, as the case may be, shall notify Triangle or Abbott (the "Indemnifying Party") promptly in writing

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

of an indemnifiable claim or cause of action under Section 15.1(a) or 15.1(b) upon receiving notice or being informed of the existence thereof. The Indemnifying Party shall assume, at its cost and expense, the sole defense of such claim or cause of action through counsel selected by the Indemnifying Party and reasonably acceptable to the other Party. The Indemnifying Party shall maintain control of such defense, including any decision as to settlement; provided that, in the event that the Indemnifying Party does not diligently defend such claim or cause of action on a timely basis, then, without prejudice to any other rights and remedies available to the other Party under this Agreement, the other Party may take over such defense with counsel of its choosing at the Indemnifying Party's cost and expense. The other Party may, at its option and expense, participate in the Indemnifying Party's defense, and if the other Party so participates, the Parties shall cooperate with one another in such defense. The Indemnifying Party shall bear the total costs of any court award or settlement of such claim or cause of action and all other costs, fees and expenses related to the resolution thereof (including reasonable attorneys' fees except for attorneys' fees for which the other Party is responsible in the event that the other Party participates in the Indemnifying Party's defense of such claim or cause of action). The indemnification obligations herein shall apply on a first dollar basis without limitation or reduction due to any deductible or self-insured retention which Triangle or Abbott respectively may have under their respective insurance coverage.

      15.3 Product Liability. In the event of a product liability claim with respect to a Product which is not covered by the foregoing indemnity provisions in this Article 15, the Parties shall bear equally the amount of any awards or other losses and costs attributable directly thereto. Abbott shall maintain control of the defense of any such product liability claim with respect to the International Territory and Triangle shall maintain control of the defense of any such product liability claim with respect to the U.S. Territory.

                                   ARTICLE 16.

                              TERM AND TERMINATION

      16.1 Effective Date and Termination Date. The term of this Agreement shall commence on the Effective Date and shall continue on a Product-by-Product basis unless terminated sooner in accordance with this Article 16, until December 31, 2030 (the "Term");

provided, however, that the term in respect of manufacturing activities in respect of a given Product shall be as set forth in the Exhibit applicable thereto.

      16.2 Termination For Material Breach. It is the Parties' express intent that consideration shall first and foremost be given to remedying any breach of this Agreement through the payment of monetary damages or such other legal or equitable remedies as shall be appropriate under the circumstances and that there shall only be a limited right to terminate this Agreement under the following circumstances as a matter of last resort. In the event that the Neutral, in accordance with the procedures set forth in Exhibit 20.3, has rendered a ruling that a Party has materially breached this Agreement, which ruling specified the remedies imposed on such breaching Party for such breach (the "Adverse Ruling"), and the breaching Party has failed to comply with the terms of the Adverse Ruling within the time period specified therein for compliance, or if such compliance cannot be fully achieved by such date, the breaching Party has failed to commence compliance and/or has failed to use diligent efforts to achieve full compliance as soon thereafter as is reasonably possible (but in any event within 60 days), then the non-breaching Party shall have the following rights:

            (a) where Abbott is the breaching Party that failed to comply with the Adverse Ruling and where the basis for such breach is Abbott's failure to abide by a material obligation under this Agreement, Triangle may terminate this Agreement and/or Abbott's license rights hereunder by delivering written notice to Abbott after the expiration of the period to comply; and

            (b) where Triangle is the breaching party that failed to comply with the Adverse Ruling and where the basis for such breach is Triangle's failure to abide by a material obligation under this Agreement, Abbott may terminate this Agreement and/or Triangle's license rights hereunder by delivering written notice to Triangle after the expiration of the period to comply.

      16.3 Effect of Termination or Expiration under Section 16.1. Upon the expiration of this Agreement under Section 16.1, Abbott shall continue to supply all outstanding orders for the terminated Product or Products pursuant to any Exhibits hereto then in effect and for so long as they are in effect.

      16.4 Effect of Termination. If this Agreement is terminated as a result of Abbott's breach (i) other than documents required to be returned for regulatory compliance, Abbott shall use its best efforts to destroy all data, writings and other documents and tangible materials supplied to Abbott by Triangle or the Triangle Licensors; and (ii) Abbott shall further, upon Triangle's request and with no need for additional consideration, grant Triangle a nonexclusive, royalty free (other than subject to royalty obligations payable to Third Parties) license (with the right to sublicense) to all Abbott Patents and Abbott Technology. Abbott shall further provide Triangle with full and complete copies of all toxicity, efficacy, and other data generated by Abbott or its permitted sublicensees, contractors or agents in the course of Abbott's efforts to obtain governmental approval for the sale of the Products, including but not limited to any registration filings or other documents filed with any government authority. Triangle and the Triangle Licensors shall be authorized to cross-reference any such registration filings made in the International Territory where permitted by law. Triangle and the Triangle Licensors shall be authorized to provide data pertaining to such patents and technology to any Third Party with a bona fide interest in licensing such technology. Such data shall be provided on a confidential basis; provided, however, that if such Third Party enters into a license with Triangle and the Triangle Licensors, such Third Party shall be free to use such data for all purposes, including to obtain government approvals to sell Products containing any Compound. Abbott shall cooperate reasonably (at no unreimbursed expense to Abbott) with any Third Party licensee of Triangle or the Triangle Licensors in pursuing governmental approval to sell any Product containing any Compound, including but not limited to, permitting such Third Parties to cross-reference any regulatory filings filed with or any Product Approval obtained in any foreign countries; provided that any expenses incurred at the request of Triangle are reimbursed). This Agreement is subject to termination upon termination of the Collaboration Agreement pursuant to the terms of Sections 16.5(b) and 16.5(c) of the Collaboration Agreement.

      16.5 Survival. All rights granted and obligations undertaken by the Parties hereunder shall terminate immediately upon the event of any termination or expiration of this Agreement, except for the following which shall survive on a Product-by-Product basis according to their terms:

            (a) The obligation of each Party to pay to the other Party any and all payments accrued under this Agreement prior to such termination or expiration;

            (b)   The limitations on liability of Article 14;

            (c)   The confidentiality and nondisclosure obligations of Article
                  12;

            (d)   The indemnification obligations of Article 15;

            (e)   The insurance obligations of Article 18; and

            (f) The provisions of Sections 8.7, 8.12, 16.3 through 16.6, 20.3, 20.10, 20.11 and 20.12.

In addition, expiration or termination of this Agreement shall not affect the remedies of the Parties otherwise available at law or in equity in relation to any rights accrued under this Agreement prior to expiration or termination.

      16.6 Nonexclusive Rights and Remedies. Except as otherwise set forth in this Agreement, all rights and remedies of the Parties provided under this Agreement are not exclusive and are in addition to any other rights and remedies provided by law or under this Agreement.

      16.7 Conditions to Effectiveness. The Effective Date shall be the date on which the Collaboration Agreement becomes effective. If the Effective Date has not occurred within ninety (90) days from the execution hereof or such later date as the Parties may agree, either Party may terminate this Agreement by written notice to the other Party.

                                   ARTICLE 17.

                                     RECALL

      All Product recalls or withdrawals shall be managed and conducted in accordance with the terms and provisions of Section 10.4 of the Collaboration Agreement.

                                   ARTICLE 18.

                                    INSURANCE

      On or before the Effective Date, each Party shall obtain, and each Party shall maintain throughout the Term the insurance required by the Collaboration Agreement.

                                   ARTICLE 19.

                                  FORCE MAJEURE

      If any circumstance beyond the reasonable control of either Party occurs which delays or renders impossible the performance of certain of that Party's obligations under this Agreement on the dates herein provided (a "Force Majeure"), such obligations shall be postponed for such time as such performance necessarily has had to be suspended or delayed on account thereof, provided such Party shall notify the other Party in writing as soon as practicable, but in no event more than ten (10) business days after the occurrence of such event of Force Majeure, which notice shall reasonably attempt to identify such obligations under this Agreement and the extent to which performance thereof will be affected. In such event, the Parties shall meet promptly to determine an equitable solution to the effects of any such event, provided that such Party who fails because of an event of Force Majeure to perform its obligations hereunder shall upon the cessation of the Force Majeure event take all reasonable steps within its power to resume with the least possible delay compliance with its obligations. Events of Force Majeure shall include, without limitation, war, revolution, invasion, insurrection, riots, mob violence, sabotage or other civil disorders, acts of God, limitations imposed by exchange control regulations or foreign investment regulations or similar regulations, laws, regulations or rules of any government or governmental agency, any inordinate and unanticipated delays in the regulatory review or governmental approval process that are within the sole control of such government or governmental agency, any delay or failure in manufacture, production or supply by Third Parties of any goods or services, any withdrawal or recall of a Product at the direction of any governmental authority and any failure of a computer system.

                                   ARTICLE 20.

                                  MISCELLANEOUS

      20.1 Relationship of the Parties. Each of the Parties shall be furnishing its services hereunder as an independent contractor, and nothing herein shall create any association, partnership or joint venture between the Parties or any employer-employee relationship. No agent, employee or servant of either Party shall be or shall be deemed to be the employee, agent or servant of the other Party, and each Party shall be solely and entirely responsible for its acts and the acts of its employees.

      20.2 Relationship with Affiliates. Unless the context otherwise indicates,
(i) any reference to a Party herein shall include the Affiliates of such Party and (ii) each Party may utilize the services of its Affiliates to perform services, activities and/or obligations permitted or required under this Agreement to the same extent as if such Affiliate were a party to this Agreement; provided that any such services, activities or obligations under this Agreement permitted or required to be performed by such Party relating to the U.S. Territory will be performed only by such Party or a wholly-owned U.S. subsidiary of such Party. Any Affiliates so utilized shall be subject to all the terms and conditions applicable to such Party under this Agreement, including but not limited to provisions establishing standards for performance. With respect to the International Territory, Abbott may use its Affiliates as set forth in this Section 20.2; provided that Abbott shall make all payments required and provide all reports or data required under this Agreement. The use of any Affiliates as set forth in this Section 20.2 shall in no way relieve the applicable Party of any of its obligations or liabilities hereunder and each Party shall be liable for the actions of its Affiliates under this Agreement and the indemnification provisions of Article 15 shall apply with respect to all actions of a Party's Affiliates under this Agreement.

      20.3 Dispute Resolution.

            (a) General. The parties recognize that a bona fide dispute as to certain matters may arise from time to time during the term of this Agreement which may relate to either Party's rights and/or obligations hereunder. The Parties agree that they shall use all reasonable efforts to resolve any dispute which may arise in an amicable manner.

            (b) Management Resolution. If the Parties are unable to resolve such a dispute within *** , either Party may, by notice to the other Party, have such dispute referred to the respective officers of the Parties designated below. Such officers shall attempt to resolve the referred dispute by good faith negotiations within *** after such notice is received. The said designated officers are as follows: For Abbott,

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

      Senior Vice President, Pharmaceutical Operations, for the U.S. Territory and Senior Vice President, International Operations for the International Territory, and for Triangle, Chief Executive Officer.

            (c) Alternative Dispute Resolution. The Parties agree that any dispute that arises in connection with this Agreement, which cannot be amicably resolved by such management discussions shall be resolved by binding Alternative Dispute Resolution ("ADR") in the manner described in
      Exhibit 20.3; provided, however, that the resolution of matters for which one Party to the exclusion of the other has the authority, under the terms of this Agreement, to control the decisions or the final decisions shall not be determined by ADR; provided, further, that either Party may seek judicial relief or enforcement to pursue a claim of fraudulent or otherwise inequitable treatment under the ADR proceedings or to otherwise enforce a judgment under the ADR proceedings (including without limitation a judgment for specific performance or injunctive relief).

      20.4 Counterparts. The Agreement may be executed simultaneously in any number of counterparts and may be executed by facsimile. All counterparts shall collectively constitute one and the same Agreement.

      20.5 Notices. In any case where any notice or other communication is required or permitted to be given hereunder, such notice or communication shall be in writing, and sent by overnight express or registered or certified mail (with return receipt requested) and shall be sent to the following address (or such other address as either Party may designate from time to time in writing):

            If to Triangle:

                  Triangle Pharmaceuticals, Inc.
                  4 University Place
                  4611 University Drive
                  Durham, North Carolina 27707
                  Telephone:  (919) 493-5980
                  Telefax:    (919) 493-5925
                  Attention:  Chief Executive Officer
                  Copy to:    General Counsel

            If to Abbott:

                  Abbott Laboratories
                  Dept. 390, Bldg. A-1
                  1401 Sheridan Road
                  North Chicago, IL  60064
                  Attention:  Senior Vice President and President of
                              The Chemical and Agricultural Products Division

            Copy to:

                  General Counsel
                  Abbott Laboratories
                  Dept. 364; Bldg. AP6D
                  100 Abbott Park Road
                  Abbott Park, IL 60064
                  Telephone:  (847) 937-8906
                  Telefax:  (847) 938-6277

      20.6 Binding Effect; Assignment. This Agreement may not be assigned, in whole or in part, by either Party without the prior written consent of the other Party, and any attempted assignment without such consent shall be null and void; provided that no prior written consent shall be required in the event that a Third Party acquires substantially all of the assets or outstanding shares of, or merges with, the assigning Party, but only so long as such Third Party agrees to be bound by all of the assigning Party's responsibilities and obligations hereunder. No assignment of this Agreement or of any rights hereunder shall relieve the assigning party of any of its obligations or liability hereunder. This Agreement shall inure to the benefit of and be binding upon each of the Parties hereto and their respective successors and permitted assigns.

      20.7 Entire Agreement. The terms and conditions contained herein and in the other Triangle-Abbott Alliance Agreements constitute the entire agreement between the Parties relating to the subject matter of hereof and thereof and shall supersede all previous communications between the Parties with respect to the subject matter hereof and thereof, respectively. Neither Party has entered into this Agreement in reliance upon any representation, warranty, covenant or undertaking of the other Party that is not set out or referred to in this Agreement. In addition, upon the request of either Party, the Parties will discuss whether they desire to enter into an agreement regarding the tax treatment of their activities under this Agreement. If the Parties mutually agree that such an agreement is necessary or desirable, they will each bear their own expenses incurred in connection with the preparation of such an agreement, and (unless the Parties otherwise agree in the future), any mutually agreed out-of-pocket costs incurred in connection with the development of tax information pursuant to such an agreement shall be shared equally. If only one Party believes that such an agreement is necessary or desirable, that Party shall bear the costs of preparing such an agreement, and shall bear the out-of-pocket costs of developing tax information pursuant to such an agreement. In any event, each Party shall bear its own internal expenses in connection with the negotiation and preparation of any such tax agreement and the preparation of its own tax returns.

      20.8 Amendment. The Agreement may be varied, amended or extended only by the written agreement of the Parties through their duly authorized officers or representatives, specifically referring to this Agreement.

      20.9 Severability. In case any one or more of the provisions contained herein shall, for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein unless the deletion of such provision or provisions would result in such a material change as to cause completion of the transactions contemplated herein to be impossible and provided that the performance required by this Agreement with such clause deleted remains substantially consistent with the intent of the Parties.

      20.10 Company Employees. Each Party shall not, directly or indirectly solicit for employment, any employee of the other Party who has been directly involved in the performance of this Agreement during the Term and for one year after the earlier of the termination or expiration of this Agreement or the termination of such individual's employment, with the other Party. It shall not be a violation of this provision if any employee responds to a Party's general advertisement of an open position.

      20.11 Publicity. Except as otherwise provided herein, each Party shall maintain the confidentiality of all provisions of this Agreement and this Agreement itself and, without the prior written consent of both Parties, neither Party shall make any press release or other public announcement of or otherwise disclose to any Third Party this Agreement or any of its provisions except: (i) for disclosure to those of its directors, officers, employees, accountants, attorneys, advisers and agents whose duties reasonably require them to have access to the Agreement and, in the case of Triangle, disclosure to the Triangle Licensors, provided that such directors, officers, employees, accountants, attorneys, advisers, agents and licensors are required to maintain the confidentiality of the Agreement to the same extent as if they were Parties hereto, and (ii) except for such disclosures as may be required by Legal Requirements, in which case the disclosing Party shall provide the nondisclosing Party with prompt advance notice of such disclosure so that the nondisclosing Party shall have the opportunity if it so desires to seek a protective order or other appropriate remedy and, in connection with any disclosure to the Securities and Exchange Commission, the disclosing Party shall use reasonable efforts to obtain confidential treatment for such disclosure.

      20.12 Applicable Law. The Agreement shall be governed by the laws of the State of Delaware applicable to contracts made and to be performed entirely within such jurisdiction and without giving effect to its choice or conflict of laws rules or principles. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements, in addition to any other relief to which the party may be entitled.

      20.13 Millennial Compliance. Each Party hereby covenants and agrees that it will use Reasonable Best Efforts to ensure that there will be no failure or erroneous receipt, storage, processing or production of data as a consequence of the inability to receive, store, process or output date information regardless of the date(s) utilized (including, without limitation, relating to the change of century) in any computer software, computer hardware, automation systems or other devices owned, licensed or otherwise used by such Party, its permitted sublicensees or suppliers that would result in the inability of such Party to either (i) comply with its obligations hereunder with respect to any Confidential Information or any other data or information of other Party, or
(ii) successfully perform its obligations hereunder. At either Party's request, the other Party agrees to disclose in reasonable detail its millennial compliance plan and procedures, including but not limited to the applicable testing results concerning its hardware and software systems.

      20.14 Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

      20.15 Interpretation.

            (a) Wherever any provision of this Agreement uses the term "including" (or "includes"), such term shall be deemed to mean "including without limitation" and "including but not limited to" (or "includes without limitation" and "includes but is not limited to") regardless of whether the words "without limitation" or "but not limited to" actually follow the term "including" (or "includes").

            (b) Wherever any provision of this Agreement provides that a Party's consent shall not be unreasonably withheld, such provision shall be deemed to provide that such consent shall in addition not be unreasonably delayed.

            (c) The recitals set forth at the start of this Agreement, along with the Exhibits to this Agreement, and the terms and conditions incorporated in such recitals and Exhibits shall be deemed integral parts of this Agreement and all references in this Agreement to this Agreement shall encompass such recitals and Exhibits and the terms and conditions incorporated in such recitals and Exhibits.

            (d) In the event of any conflict between the terms and conditions of this Agreement and any terms and conditions that may be set forth on any order, invoice, verbal agreement or otherwise, the terms and conditions of this Agreement shall govern.

            (e) Unless otherwise explicitly stated, in the event of any conflict between the terms of this Agreement and the terms and conditions of any of the Exhibits hereto, the terms of this Agreement shall prevail.

            (f) The Agreement shall be construed as if both Parties drafted it jointly, and shall not be construed against either Party as principal drafter.

            (g) Unless otherwise provided, all references to Sections, Articles and Exhibits in this Agreement are to Sections, Articles and Exhibits of and to this Agreement.

      20.16 No Waiver of Rights. No failure or delay on the part of either Party in the exercise of any power or right hereunder shall operate as a waiver thereof. No single or partial exercise of any right or power hereunder shall operate as a waiver of such right or of any other right or power. The waiver by either Party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach hereunder.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

ABBOTT LABORATORIES                       TRIANGLE PHARMACEUTICALS, INC.


By: /s/ Christopher Begley                By: /s/ M. Nixon Ellis
   -----------------------                   ----------------------

Name: Christopher Begley                  Name: M. Nixon Ellis
     ---------------------                     --------------------

Title: Sr. V.P. CAPO                      Title: President/COO
      -------------------                       -------------------

[SIGNATURE PAGE TO SUPPLY AND MANUFACTURING AGREEMENT]

                                   EXHIBIT 1.6

                       BULK DRUG SUBSTANCE SPECIFICATIONS

      To be negotiated pursuant to Section 1.6 and thereafter attached as
Exhibit 1.6.

                                  Exhibit 1.13

Existing Contractual Arrangements-Bulk Drug Substance

--------------------------------------------------------------------------------
                       Project               Current
Project                 Phase             Manufacturer                  Comments
--------------------------------------------------------------------------------
***                Phase III/       ***                       ***
                   launch

                   Commercial       ***                       ***
--------------------------------------------------------------------------------

***                Phase III/       ***                       ***
                   Commercial
--------------------------------------------------------------------------------

***                Phase III/       ***                       ***
                   Commercial

--------------------------------------------------------------------------------

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                  Exhibit 1.13

Existing Contractual Arrangements- Finished Product

--------------------------------------------------------------------------------
                       Project               Current
Project                 Phase             Manufacturer                  Comments
--------------------------------------------------------------------------------

***                Phase III/       ***                       ***
                   Commercial
--------------------------------------------------------------------------------

***                Phase III/       ***                       ***
                   Commercial

--------------------------------------------------------------------------------

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                  EXHIBIT 1.22

                         FINISHED PRODUCT SPECIFICATIONS

      To be negotiated pursuant to Section 1.22 and thereafter attached as
Exhibit 1.22.

                                   EXHIBIT 8.1

                            PRODUCT CONTRACT TERMS

(To Be Provided)

                                       EXHIBIT 9.2
                         Bulk Drug Substance Development Project

Abbott will provide development activities to support Triangle to advance the development of *** . Abbott shall *** the Technical Steering Committee, the U.S. Marketing Board or the International Marketing Board decides that *** .

Activities will include, but are not limited to the following: technical transfer of process and methods, demonstration in the special labs where necessary, process optimization and demonstration, validation of analytical methods, process justification, manufacturing engineering run(s) for registration, validation in manufacturing and regulatory filings. The development process will proceed as follows:

1. An estimate of activities, FTE, pilot plant and manufacturing requirements has been provided by Abbott and is attached (Exhibit 9.2a-d).

2. Changes in the scope of work will be mutually proposed by the Abbott/Triangle project team and approved by the Technical Steering Committee. Significant changes in project scope or the amount of material needed may result in an increase or decrease in the FTEs, pilot plant runs, manufacturing runs and/or purchased materials.

3. Triangle will make an *** for each project. Abbott will charge development activities *** . Upon *** , Triangle will be billed *** , by project, at the rates defined below. If a project is terminated or completed prior to the *** , the *** will be *** . Payments *** are as follows:

            Compound
            ***                           ***
            ***                           ***
            ***                           ***
            ***                           ***

            FTE Cost Schedule*:
            FTE Development               ***
            FTE Analytical                ***
            Pilot Plant Time              ***
            Manufacturing Time            ***
            Materials                     ***

           *FTE shall mean the time and work output equivalent to a full time employee for *** who is proficient in the performance of all assigned duties and responsibilities.

           These costs are subject to annual adjustments *** .

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                  EXHIBIT 9.2a
                             *** Development Project
                                       ***

--------------------------------------------------------------------------------
   Stage                       Activity                   Anticipated Deliveries
--------------------------------------------------------------------------------
     1       Clinical Supply                                        TBD
--------------------------------------------------------------------------------
     2       Process Development                                    ***
--------------------------------------------------------------------------------
     2a      ***
--------------------------------------------------------------------------------
     2b      ***
--------------------------------------------------------------------------------
     2c      Bulk Drug Cost Estimate
--------------------------------------------------------------------------------
     3       Registration Batches                                   ***
--------------------------------------------------------------------------------
     4       Process Validation & Regulatory Documentation
--------------------------------------------------------------------------------
     4a      Process Validation                                     ***
--------------------------------------------------------------------------------
     4b      Regulatory Filing
--------------------------------------------------------------------------------
     4c      Pre-Approval Inspection
--------------------------------------------------------------------------------

Estimated Efforts:      ***   Development FTE   Pilot Plant Weeks    ***   Weeks
                        ***   Analytical FTE    Manufacturing Weeks  ***   Weeks

Project Assumptions
      *** .
      Manufacturing process assumed to be *** , requiring *** , beginning with
      *** .
      *** to be determined.
      Commercial volumes estimated to be between *** and up to *** .
      Materials currently estimated to be *** .

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                  EXHIBIT 9.2b
                             *** Development Project

                                       ***

--------------------------------------------------------------------------------
   Stage                       Activity                  Anticipated Deliveries
--------------------------------------------------------------------------------
     1       Clinical Supply                                    TBD
--------------------------------------------------------------------------------
     2       Process Development                                ***
--------------------------------------------------------------------------------
     2a      ***
--------------------------------------------------------------------------------
     2b      Bulk Drug Cost Estimate
--------------------------------------------------------------------------------
     3       Registration Batches                               ***
--------------------------------------------------------------------------------
     4       Process Validation & Regulatory Documentation
--------------------------------------------------------------------------------
     4a      Process Validation                                 ***
--------------------------------------------------------------------------------
     4b      Regulatory Filing
--------------------------------------------------------------------------------
     4c      Pre-Approval Inspection
--------------------------------------------------------------------------------

Estimated Efforts:  ***   Development FTE    Pilot Plant Weeks       ***   Weeks
                    ***   Analytical FTE     Manufacturing Weeks     ***   Weeks

Project Assumptions
      *** through development and scale-up activities.
      Assumes that the process can address *** .
      Assumed *** process, requiring *** .
      Commercial volumes estimated to be between *** and *** .
      Materials current estimate *** .

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                  EXHIBIT 9.2c
                     Bulk Drug Substance Development Project

                                     L-FMAU

--------------------------------------------------------------------------------
   Stage                       Activity                  Anticipated Deliveries
--------------------------------------------------------------------------------
     1       Clinical Supply                                     TBD
--------------------------------------------------------------------------------
     2       Process Development                                 ***
--------------------------------------------------------------------------------
     2a      ***
--------------------------------------------------------------------------------
     2b      Bulk Drug Cost Estimate
--------------------------------------------------------------------------------
     3       Registration Batches                                ***
--------------------------------------------------------------------------------
     4       Process Validation & Regulatory Documentation
--------------------------------------------------------------------------------
     4a      Process Validation                                  ***
--------------------------------------------------------------------------------
     4b      Regulatory Filing
--------------------------------------------------------------------------------
     4c      Pre-Approval Inspection
--------------------------------------------------------------------------------

Estimated Efforts:  ***   Development FTE   Pilot Plant Weeks       ***   Weeks
                    ***   Analytical FTE    Manufacturing Weeks     ***   Weeks

Project Assumptions
      *** .
      *** is available with *** to meet *** targets.
      Manufacturing process assumed to be *** , depending on *** , requiring
      *** .
      Commercial volumes estimated to be between *** and *** .
      Materials currently estimated to be *** .

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                  EXHIBIT 9.2d

                     Bulk Drug Substance Development Project

                              *** Sourcing Strategy

Project Assumptions

      *** will support *** to work with *** development team on *** strategy for the Compound.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                   Exhibit 9.2

                        DRUG PRODUCT DEVELOPMENT PROJECT

Abbott will perform selected Development Activities* to advance the development of Products covered by the Triangle/Abbott alliance. Development Activities include, but are not limited to, the following activities; formulation development, analytical methods development, pre-formulation, clinical batch manufacture/test/release, clinical packaging/labeling/distribution and supportive stability studies.

Development Activities performed by Abbott to support a Development Project will typically be carried out in the following stepwise manner:

1.    Scope of Work drafted by *** .
2. Scope of Work finalized and mutually agreed by Abbott/Triangle project personnel.
3. A cost estimate in FTEs (typically a range i.e. *** ) is provided by Abbott to Triangle.
4. *** issues *** covering project work projected over a defined time period ( *** ) Typically, *** per project.
5. Abbott bills Triangle *** , by project, at the current FTE *** ( *** for FY '99) plus *** other mutually agreed costs ( *** charges). ***.

The following project plans outline, in broad terms, the major Development Activities required to develop the pharmaceutical *** needed to support the projects. The responsible party projected to carry out a particular project activity is listed under, "Responsibility lead." The alliance partner projected to participate in a support role is designated as "responsibility-assist." Current project activities, timeline, and cost estimates will be reviewed and updated by the alliance project personnel in concert with ***

"Estimated Drug Product Costs" reflect an estimated range, by project, based on combined experience of Triangle and Abbott. As phase programs mature and the assumptions change, Abbott and Triangle understand that changes in project scope may be reflected in development costs. Abbott will conduct development and bill Triangle for services provided within the arrangement described above.

      *Development Activity - any individual activity required to advance a Compound through the development phases (I, II and III) and /or to develop a manufacturing process to permit commercialization of the Compound.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                  Exhibit 9.2e

      Drug Product Development Activities and Timeline for ***           7/21/99

--------------------------------------------------------------------------------------------------------------
                                            Responsibility                             Estimated Cumulative
           Development Activity              (Lead/Assist)    Anticipated Delivery           Timeline
--------------------------------------------------------------------------------------------------------------
***
o  ***                                            ***                 TBD                      ***
o  ***                                            ***
o  ***                                            ***
--------------------------------------------------------------------------------------------------------------
Formulation/Analytical Development
o  Develop  ***
o  Complete form development of      ***          ***
o  Develop/validate analytical methods            ***                 TBD                      ***
o  Transfer analytical methods to                 ***
   manufacturing site/QA                          ***
--------------------------------------------------------------------------------------------------------------
CTM manufacture/Scale-up/Manufacture of
Definitive Stability Batches
o  Continue       ***                             ***                 ***
o  Manufacture      ***                           ***                 ***
o  Perform  ***                                   ***                 ***                      ***
o  Manufacture          ***    batches            ***                 ***
o  ***  definitive stability studies  ***         ***                 TBD
--------------------------------------------------------------------------------------------------------------
Commercial Production
o  Manufacture 1st three validation
   batches per dosage form                        ***                 TBD
o  Manufacture remainder of launch
   quantities                                     ***                 TBD                     ***
--------------------------------------------------------------------------------------------------------------

Estimate of Drug Product Cost for HIV /HBV

***

Assumptions:

***   not included
Clinical Packaging Labeling/Distribution not included
Stability studies to meet ICH guidelines
***
***
*** costs not included
Manufacture includes, *** samples.
*** not included

Current analytical methods meet ICH/Abbott/Triangle standards and guidelines

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                  Exhibit 9.2f

      Drug Product Development Activities and Timeline for ***           7/21/99

--------------------------------------------------------------------------------------------------------------
                                            Responsibility                             Estimated Cumulative
           Development Activity              (Lead/Assist)    Anticipated Delivery           Timeline
--------------------------------------------------------------------------------------------------------------
***
o  ***                                            ***                 TBD                      ***
--------------------------------------------------------------------------------------------------------------
Formulation/Analytical Development
o  Develop  **                                    ***                 TBD
o  Complete ***                                   ***                 ***
o  Develop/validate analytical methods            ***                 TBD
o  Transfer analytical methods to
   manufacturing site/QA                          ***                 TBD                      ***
--------------------------------------------------------------------------------------------------------------
CTM manufacture/Scale-up/Manufacture of Definitive
Stability Batches
o  Manufacture     ***                            ***                 ***
o  Manufacture     ***                            ***                 ***
o  Manufacture     ***                            ***                 ***
o  ***  definitive stability studies  ***         ***                 TBD                      ***
--------------------------------------------------------------------------------------------------------------
Commercial Production
o  Manufacture 1st three validation
   batches per dosage form                        ***                 TBD
o  Manufacture remainder of launch
   quantities                                     ***                 TBD                      ***
--------------------------------------------------------------------------------------------------------------

Estimate of Drug Product Cost for HIV Program

***

Assumptions:

***   not included
Clinical Packaging Labeling/Distribution not included
Stability studies to meet ICH guidelines
***
***
*** costs not included
Manufacture includes, *** .
***

Current analytical methods meet ICH/Abbott/Triangle standards and guidelines

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                  Exhibit 9.2g

      Drug Product Development Activities and Timeline for ***           7/21/99

--------------------------------------------------------------------------------------------------------------
                                            Responsibility                             Estimated Cumulative
           Development Activity              (Lead/Assist)    Anticipated Delivery           Timeline
--------------------------------------------------------------------------------------------------------------
Formulation/Analytical Development
o  Develop  ***                                   ***
o  Develop/validate analytical methods            ***
o  Transfer analytical methods to
   manufacturing site/QA                          ***                 TBD                      ***
--------------------------------------------------------------------------------------------------------------
CTM manufacture/Scale-up/Manufacture of
Definitive Stability Batches
o  Manufacture     ***                            ***                 ***
o  Manufacture     ***                            ***                 ***
o  ***     definitive stability
   studies     ***                                ***                 TBD                      ***
--------------------------------------------------------------------------------------------------------------
Commerical Production
o  Manufacture 1st three validation
   batches per dosage form                        ***                 TBD
o  Manufacture remainder of launch
   quantities                                     ***                 TBD                      ***
--------------------------------------------------------------------------------------------------------------

Estimate of Drug Product Cost for HBV Program

***

Assumptions:

***   not included
Clinical Packaging Labeling/Distribution not included
Stability studies to meet ICH guidelines
***
***
***
*** costs not included
Manufacture includes, *** .
***

Current analytical methods meet ICH/Abbott/Triangle standards and guidelines

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                  Exhibit 9.2h

      Drug Product Development Activities and Timeline for ***           7/21/99

--------------------------------------------------------------------------------------------------------------
                                            Responsibility                             Estimated Cumulative
           Development Activity              (Lead/Assist)    Anticipated Delivery           Timeline
--------------------------------------------------------------------------------------------------------------
***
o  ***                                            ***                 TBD                      ***
--------------------------------------------------------------------------------------------------------------
Formulation/Analytical Development
o  Develop  ***                                   ***                 TBD
o  ***                                            ***
o  Develop/validate analytical methods            ***                 ***
o  Transfer analytical methods to
   manufacturing site/QA                          ***                                          ***
--------------------------------------------------------------------------------------------------------------
CTM manufacture/Scale-up/Manufacture of
Definitive Stability Studies
o  Manufacture     ***                            ***                 ***
o  Manufacture     ***                            ***                 ***
o  Manufacture     ***                            ***                 ***
o  Initiate definitive stability
   studies     ***                                ***                 ***                      ***
--------------------------------------------------------------------------------------------------------------
Commercial Production
o  Manufacture 1st three validation
   batches per dosage form                        ***                 TBD
o  Manufacture remainder of launch
   quantities                                     ***                 TBD                      ***
--------------------------------------------------------------------------------------------------------------

Estimate of Drug Product Cost for HBV Program

***

Assumptions:

***   not included
Clinical Packaging labeling/distribution not included
Stability studies to meet ICH guidelines
***
***
*** costs not included
Manufacture includes, *** .
***
not included
Current analytical methods meet ICH/Abbott/Triangle standards and guidelines

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                  EXHIBIT 20.3

                         ALTERNATIVE DISPUTE RESOLUTION

      The parties recognize that a bona fide dispute as to certain matters may arise from time to time during the term of this Agreement which relates to either party's rights and/or obligations. To have such a dispute resolved by this Alternative Dispute Resolution ("ADR") provision, a party first must send written notice of the dispute to the other party for attempted resolution by good faith negotiations between their respective presidents (or their equivalents) of the affected subsidiaries, divisions, or business units within *** after such notice is received (all references to "days" in this ADR provision is to calendar days).

      Any negotiations regarding a dispute shall be treated as settlement negotiations for purposes of the Federal Rules of Evidence and any similar state rules of evidence. Such negotiations shall not be admissible in any subsequent ADR hearing.

      If the matter has not been resolved within *** of the notice of dispute, or if the parties fail to meet within such *** , either party may initiate an ADR proceeding as provided herein. The parties shall have the right to be represented by counsel in such a proceeding.

1. To begin an ADR proceeding, a party shall provide written notice to the other party of the issues to be resolved by ADR. Within *** after its receipt of such notice, the other party may, by written notice to the party initiating the ADR, add additional issues to be resolved within the same ADR.

2. Within *** following receipt of the original ADR notice, the parties shall select a mutually acceptable neutral (the "Neutral") to preside in the resolution of any disputes in this ADR proceeding. If the parties are unable to agree on a mutually acceptable neutral within such period, the parties shall request the President of the Center for Public Resources ("CPR"), 366 Madison Avenue, New York, New York 10017 to select a neutral pursuant to the following procedures:

            (a) The CPR shall submit to the parties a list of not less than five (5) candidates within fourteen (14) days after receipt of the request from the parties, along with a Curriculum Vitae for each candidate. No candidate shall be an employee, director, or shareholder of either party or any of their subsidiaries or affiliates.

            (b) Such list shall include a statement of disclosure by each candidate of any circumstances likely to affect his or her impartiality.

            (c) Each party shall number the candidates in order of preference (with the number one (1) signifying the greatest preference) and shall deliver the list to the CPR within *** following receipt of the list of candidates. If a party believes a conflict of interest exists regarding any of the

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                  candidates, that party shall provide a written explanation of the conflict to the CPR along with its list showing its order of preference for the candidates. Any party failing to return a list of preferences on time shall be deemed to have no order of preference.

            (d)   If the parties collectively have identified fewer than three
                  (3) candidates deemed to have conflicts, the CPR immediately shall designate as the neutral the candidate for whom the parties collectively have indicated the greatest preference. If a tie should result between two candidates, the CPR may designate either candidate. If the parties collectively have identified three (3) or more candidates deemed to have conflicts, the CPR shall review the explanations regarding conflicts and, in its sole discretion, may either (i) immediately designate as the neutral the candidate for whom the parties collectively have indicated the greatest preference, or (ii) issue a new list of not less than five (5) candidates, in which case the procedures set forth in subparagraphs 2(a) - 2(d) shall be repeated.

3. No earlier than *** or later than *** after selection, the neutral shall hold a hearing to resolve each of the issues identified by the parties. The ADR proceeding shall take place at a location agreed upon by the parties. If the parties cannot agree, the neutral shall designate a location other than the principal place of business of either party or any of their subsidiaries or affiliates.

4. At least *** prior to the hearing, each party shall submit the following to the other party and the neutral:

            (a) a copy of all exhibits on which such party intends to rely in any oral or written presentation to the neutral;

            (b) a list of any witnesses such party intends to call at the hearing, and a short summary of the anticipated testimony of each witness;

            (c) a proposed ruling on each issue to be resolved, together with a request for a specific damage award or other remedy for each issue. The proposed rulings and remedies shall not contain any recitation of the facts or any legal arguments and shall not exceed *** .

            (d) a brief in support of such party's proposed rulings and remedies, provided that the brief shall not exceed *** pages. This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

Except as expressly set forth in subparagraphs 4(a) - 4(d), no discovery shall be required or permitted by any means, including depositions, interrogatories, requests for admissions, or production of documents.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

5. The hearing shall be conducted on *** and shall be governed by the following rules:

            (a) Each party shall be entitled to *** of hearing time to present its case. The neutral shall determine whether each party has had the *** to which it is entitled.

            (b) Each party shall be entitled, but not required, to make an opening statement, to present regular and rebuttal testimony, documents or other evidence, to cross-examine witnesses, and to make a closing argument. Cross-examination of witnesses shall occur immediately after their direct testimony, and cross-examination time shall be charged against the party conducting the cross-examination.

            (c) The party initiating the ADR shall begin the hearing and, if it chooses to make an opening statement, shall address not only issues it raised but also any issues raised by the responding party. The responding party, if it chooses to make an opening statement, also shall address all issues raised in the ADR. Thereafter, the presentation of regular and rebuttal testimony and documents, other evidence, and closing arguments shall proceed in the same sequence.

            (d) Except when testifying, witnesses shall be excluded from the hearing until closing arguments.

            (e) Settlement negotiations shall not be admissible under any circumstances. Affidavits prepared for purposes of the ADR hearing also shall not be admissible. As to all other matters, the neutral shall have sole discretion regarding the admissibility of any evidence.

6. Within *** following completion of the hearing, each party may submit to the other party and the neutral a post-hearing brief in support of its proposed rulings and remedies (which may include specific performance and/or injunctive relief), provided that such brief shall not contain or discuss any new evidence and shall not exceed *** pages. This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

7. The neutral shall rule on each disputed issue within *** following completion of the hearing. Such ruling shall adopt in its entirety the proposed ruling and remedy of one of the parties on each disputed issue but may adopt one party's proposed rulings and remedies on some issues and the other party's proposed rulings and remedies on other issues. The neutral shall not issue any written opinion or otherwise explain the basis of the ruling.

8. The neutral shall be paid a reasonable fee plus expenses. These fees and expenses, along with the reasonable legal fees and expenses of the prevailing party (including all expert

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

      witness fees and expenses), the fees and expenses of a court reporter, and any expenses for a hearing room, shall be paid as follows:

            (a) If the neutral rules in favor of one party on all disputed issues in the ADR, the losing party shall pay 100% of such fees and expenses.

            (b) If the neutral rules in favor of one party on some issues and the other party on other issues, the neutral shall issue with the rulings a written determination as to how such fees and expenses shall be allocated between the parties. The neutral shall allocate fees and expenses in a way that bears a reasonable relationship to the outcome of the ADR, with the party prevailing on more issues, or on issues of greater value or gravity, recovering a relatively larger share of its legal fees and expenses.

9. The rulings of the neutral and the allocation of fees and expenses shall be binding, non-reviewable, and non-appealable, and may be entered as a final judgment in any court having jurisdiction.

10. Except as provided in paragraph 9 or as required by law, the existence of the dispute, any settlement negotiations, the ADR hearing, any submissions (including exhibits, testimony, proposed rulings, and briefs), and the rulings shall be deemed Confidential Information. The neutral shall have the authority to impose sanctions for unauthorized disclosure of Confidential Information.